UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

U.S. GOLD CORP.

(Name of Registrant as Specified in Its Charter)

 N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

U.S. GOLD CORP.

1910 East Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

________________, 2020

Dear Stockholder,

On behalf of the Board of Directors and management, I invite you to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Gold Corp. to be conducted in a virtual format only via live webcast at 8:00 a.m. PT on October 27, 2020, at www.usgold.vote. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission (the “SEC”) “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about September [ ], 2020, rather than a paper copy of the Proxy Statement, the proxy card and our Annual Report, which includes our annual report on Form 10-K for the fiscal year ended April 30, 2020. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials. In light of public health concerns regarding the coronavirus outbreak, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live website of the Annual Meeting by visiting www.usgold.vote and entering the 16-digit control number found on the enclosed voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, after receiving the Notice of Internet Availability, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted as recommended by the Board of Directors. If you hold your shares through an account with a brokerage firm or other nominee or fiduciary such as a bank, please follow the instructions you receive from such brokerage firm or other nominee or fiduciary to vote your shares. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the virtual Annual Meeting.

Sincerely,

/s/ John Braca
John Braca
Chairman of the Board of Directors ______________, 2020

U.S. GOLD CORP.

1910 East Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held October 27, 2020

To the Stockholders of U.S. Gold Corp.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Gold Corp., a Nevada corporation (the “Company”), will be held at 8:00 a.m. PT on October 27, 2020, or such later date or dates as such Annual Meeting date may be adjourned, in a virtual format only via live website at www.usgold.vote, for the purpose of considering and taking action on the following proposals:

1.	To approve, pursuant to Nasdaq listing rule 5635(a), of the issuance of shares of our common stock upon conversion of Series H Convertible Preferred Stock, par value $0.001 per share (the “Series H Preferred Stock”) in excess of 20% of our common stock outstanding (the “Nasdaq Rule 5635(a) Proposal”).

2.	To approve, pursuant to Nasdaq listing rules 5635(a) and 5635(d), of the potential issuance of shares of our common stock upon (i) the conversion of Series I Convertible Preferred Stock, par value $0.001 per share (the “Series I Preferred Stock”) in excess of 20% of our common stock outstanding and (ii) the exercise of certain warrants (the “Private Warrants”) in excess of 20% of our common stock outstanding, in each case, issued in a private placement (the “Nasdaq Rule 5635(d) Proposal” and together with the Nasdaq Rule 5635(a) Proposal, the “Nasdaq Proposals” ).

3	To elect the nominees named in this proxy statement to serve on the Board of Directors (the “Board of Directors” or the “Board”) until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified (the “Election of Directors Proposal”).

4.

To approve the amendment to the U.S. Gold Corp. 2020 Stock Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 836,385, to a total of 1,167,095 shares (the “Plan Amendment Proposal”).

5.	To ratify the appointment of Marcum LLP as our independent registered public accountant for the fiscal year ending April 30, 2021 (the “Auditor Ratification Proposal”).

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1-5.

In light of public health concerns regarding the coronavirus outbreak, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live website of the Annual Meeting by visiting www.usgold.vote and entering the 16-digit control number found on the enclosed voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Our Board has set September 2, 2020, as the record date for the Annual Meeting. Only stockholders of record as of the close of business on September 2, 2020, are entitled to notice of, and to vote at, the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting virtually.

Your vote is important. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

You may revoke your proxy at any time before the vote is taken by delivering to the office of the Corporate Secretary of U.S. Gold Corp. a written revocation or a proxy with a later date (including a proxy by telephone or via the Internet) or by voting your shares in person at the Annual Meeting, in which case your prior proxy would be disregarded.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Rector
David Rector
Secretary
__________________, 2020

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

U.S. GOLD CORP.

1910 East Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The Board of Directors (the “Board of Directors” or the “Board”) of U.S. Gold Corp. is soliciting the enclosed proxy for use at the 2020 Annual Meeting of Stockholders (referred to herein as the “Annual Meeting”) to be conducted in a virtual format only via live website at www.usgold.vote on Tuesday, October 27, 2020, at 8:00 a.m. PT, or such later date or dates as such Annual Meeting date may be adjourned.

In light of public health concerns regarding the coronavirus (“COVID-19”) outbreak, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the Annual Meeting.

This proxy statement is furnished to holders of our common stock as of the record date as part of the solicitation of proxies by our Board of Directors in connection with the proposals to be presented at the Annual Meeting. Our Board has set September 2, 2020, as the record date (the “Record Date”). Only holders of our common stock as of the close of business on September 2, 2020 are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were __________ shares of our common stock issued and outstanding, _________ shares of Series H Preferred Stock issued and outstanding and _______ Series I Preferred Stock issued and outstanding. Each share of common stock has one vote. As a result of the Exchange Cap (defined below), holders of the Series H Preferred Stock and Series I Preferred Stock are not eligible to vote at the Annual Meeting. In this proxy statement, we refer to U.S. Gold Corp. as “USG,” the “Company,” “we,” “us” or “our.”

The executive offices of the Company are located at, and the mailing address of the Company is 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801.

Important Notice Regarding the Availability of Proxy Materials for the STOCKHOLDER Meeting To Be Held on OCTOBER 27, 2020, AT 8:00 a.m. PT

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), the Notice of Annual Stockholder Meeting, our proxy statement, a form of the proxy card and our annual report on Form 10-K for the fiscal year ended April 30, 2020 are available online at: https://www.equitystock.com/shareholders/proxy-voting/us-gold-corp.

This proxy statement and the accompanying form of proxy are dated __________, 2020. On or about September ___, 2020, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about September ___, 2020, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

Information About the Annual Meeting and Voting

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Why am I receiving these proxy materials?

The Board of Directors of the Company is asking for your proxy for use at the 2020 Annual Meeting to be conducted in a virtual format only via live webcast at www.usgold.vote, on October 27, 2020 at 8:00 a.m. PT, and at any adjournment or postponement of the Annual Meeting. As a stockholder, you are invited to attend the virtual Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

This proxy statement is furnished to stockholders of U.S. Gold Corp., a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors on behalf of the Company for use at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about September __, 2020, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Who is soliciting my vote?

The Board of Directors is soliciting your vote on behalf of the Company. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares registered in their names, will be asked to forward solicitation material to the beneficial owners of such shares. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

When were the enclosed solicitation materials first given to stockholders?

This proxy statement and the accompanying form of proxy are dated ____________, 2020. We commenced mailing to our stockholders a Notice of Internet Availability indicating that this proxy statement, a proxy card, and our 2020 Annual Report are available on or about September __, 2020.

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How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●	“FOR” the NASDAQ Rule 5635(a)Proposal;
●	“FOR” the NASDAQ Rule 5635(d) Proposal
●	“FOR” the Election of Directors Proposal;
●	“FOR” the Plan Amendment Proposal; and
●	“FOR” the Auditor Ratification Proposal.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was published, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

Who is entitled to vote at the meeting, what is the “record date”, and how many votes do they have?

Holders of record of our common stock at the close of business on September 2, 2020 will be entitled to vote at the meeting. As of the Record Date, there were __________ shares of our common stock issued and outstanding, _________ shares of Series H Preferred Stock issued and outstanding and _______ shares of Series I Preferred Stock issued and outstanding. Each share of common stock is entitled to one vote. As a result of the Exchange Cap (defined below), holders of the Series H Preferred Stock and Series I Preferred Stock are not eligible to vote at the Annual Meeting. In addition, pursuant to the Nasdaq Listing Rules, the 581,053 shares of our common stock (the “Excluded Shares”) issued under the Merger Agreement (defined below) are not eligible to vote on the Nasdaq Proposals.

As further described in the Nasdaq Rule 5635(a) Proposal, certain stockholders of the Company, including each of the Company’s directors and executive officers, entered into a voting agreement.

What is a quorum of stockholders?

In order to carry on the business of the Annual Meeting, a quorum must be present. If 33 1/3% of the shares outstanding and entitled to vote on the record date are present, either in person or by proxy, we will have a quorum at the meeting. Any shares represented by proxies that are marked for, against, withhold, or abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee, or other record holder of our common stock indicates on a proxy card that it does not have discretionary authority to vote certain shares on a particular matter, and if it has not received instructions from the beneficial owners of such shares as to how to vote on such matters, the shares held by that record holder will not be voted on such matter (referred to as “broker non-votes”) but will be counted as present for purposes of determining whether we have a quorum. There were _____________ shares of our common stock issued and outstanding on the Record Date, and each share of common stock has one vote. The presence of holders of ______ (33-1/3%) votes will represent a quorum.

How many votes does it take to pass each matter?

Proposal 1: NASDAQ Rule 5635(a)Proposal	The affirmative vote of a majority of the votes cast for or against this proposal is required to approve of the potential issuance of shares of our common stock upon conversion of the Series H Convertible Preferred Stock in excess of 20% of our common stock outstanding. The Excluded Shares are not eligible to vote on this proposal. Abstentions will not be counted as either a vote cast for or against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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Proposal 2: NASDAQ Rule 5635(d)Proposal	The affirmative vote of a majority of the votes cast for or against this proposal is required to approve of the potential issuance of shares of our common stock upon (i) the conversion of Series I Convertible Preferred Stock in excess of 20% of our common stock outstanding and (ii) the exercise of the Private Warrants in excess of 20% of our common stock outstanding, in each case, issued in a private placement. The Excluded Shares are not eligible to vote on this proposal. Abstentions will not be counted as either a vote cast for or against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Election of Directors Proposal

The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Plan Amendment Proposal	The affirmative vote of a majority of the votes cast for or against this proposal is required to approve the amendment to the Company’s 2020 Stock Incentive Plan. Abstentions will not be counted as either a vote cast for or against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Auditor Ratification Proposal	The affirmative vote of a majority of the votes cast for or against this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for or against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Marcum LLP as the Company’s independent public accountant for the fiscal year ending April 30, 2021, the Audit Committee of the Board may reconsider its appointment.

Who may attend and how to attend?

All holders of our common stock as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting (via webinar or phone call). Set forth below is a summary of the information you need to attend the Annual Meeting:

●	Access the webinar by visiting www.usgold.vote and following the webinar registration link and have your 12-digit control number available to enter for verification;
●	Access the audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International);

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●	Instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record
●	Stockholders of record as of the Record Date can attend the Annual Meeting by visiting www.usgold.vote and following the webinar registration link to register at any time prior to the start of the Annual Meeting or by calling the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on October 26, 2020. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At any time prior to the start of the Annual Meeting, visit www.usgold.vote and follow the instructions for webinar registration or access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.
●	Stockholders may submit live questions via webinar or on the conference line while attending the Annual Meeting.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

How to participate in and vote at the meeting

If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.usgold.vote and then clicking “Vote Your Proxy”. You may then enter the 12-digit control number included on your Proxy Card and view the proposals and cast your vote.

If you are a beneficial owner of shares held in street name, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on October 26, 2020. You will be able to vote your shares at the meeting by going to www.usgold.vote and clicking “Vote Your Proxy”. You will then enter the same control number you used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

How to vote without participating in the meeting

Shareholders of record may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet. The website address for Internet voting is www.usgold.vote. Please click “Vote Your Proxy” and enter your 12-digit control number.

2.	By Email. Mark, date, sign and email the enclosed Proxy Card to proxy@equitystock.com.

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3.

By mail. Mark, date, sign and mail promptly the enclosed Proxy Card (a self-addressed envelope is provided for your convenience for mailing in the United States).

By Fax. Mark, date, sign and fax the enclosed Proxy Card to 646-201-9006.

If you vote by Internet, fax or email, please do not mail your Proxy Card.

Because of possible delays with the mails we recommend you use the Internet or telephone to vote.

If you are a beneficial owner of shares held in street name, you must email to proxy@equitystock.com a legal proxy from your nominee authorizing you to vote your shares no later than 5:00 p.m. Eastern Time on October 26, 2020. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We ask stockholders to instruct the proxy how to vote so that all common shares may be voted at the meeting even if the holders do not attend the meeting.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. Broker non-votes will not be counted as votes cast either for or against proposals 1, 2, 3 and 4 and will have no impact on the result of the vote on these proposals. Broker non-votes are not applicable to Proposal 5 because your broker has discretion to vote your shares on such proposals. Abstentions will not be counted as votes cast either for or against proposals 1, 2, 3 and 4.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Director’s recommendations as noted below. The Board has appointed Edward M. Karr to serve as the proxy for the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

1.	By Internet. The website address for Internet voting is www.usgold.vote. Please click “Vote Your Proxy” and enter your 12-digit control number.
2.	By Email. Mark, date, sign and email the enclosed Proxy Card to proxy@equitystock.com.
3.	By mail. Mark, date, sign and mail promptly the enclosed Proxy Card (a self-addressed envelope is provided for your convenience for mailing in the United States).
4.	By Fax. Mark, date, sign and fax the enclosed Proxy Card to 646-201-9006.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “If my shares are held in “street name” by my broker, will my broker vote my shares for me?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares during the Annual Meeting.

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YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE, AND RETURN IT BEFORE THE MEETING DATE.

How will my proxy vote my shares?

If your proxy card is properly completed and received, and if it is not revoked, before the meeting, your shares will be voted at the meeting according to the instructions indicated on your proxy card. If you are a record holder and sign and return your proxy card, but do not give any voting instructions, your shares will be voted as follows:

●	“FOR” the NASDAQ Rule 5635(a) Proposal;
●	“FOR” the NASDAQ Rule 5635(d) Proposal
●	“FOR” the Election of Directors Proposal;
●	“FOR” the Plan Amendment Proposal; and
●	“FOR” the Auditor Ratification Proposal.

To our knowledge, no other matters will be presented at the meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your shares are held in street name and your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).

The following matters are considered routine matters. Therefore, if you do not vote on these proposals, your brokerage firm may choose to vote for you or leave your shares unvoted on these proposals:

●	Proposal 5: Auditor Ratification Proposal

Applicable rules, however, do not permit brokerage firms to vote their clients’ unvoted shares in:

●	Proposal 1: NASDAQ Rule 5635(a)Proposal;
●	Proposal 2: NASDAQ Rule 5635(d) Proposal
●	Proposal 3: Election of Directors Proposal; and
●	Proposal 4: Plan Amendment Proposal.

Therefore, if you do not vote on these proposals, your shares will remain unvoted on those proposals. We urge you to provide voting instructions to your brokerage firm so that your vote will be cast on those proposals.

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How do I revoke my proxy and change my vote prior to the meeting?

If you are a registered stockholder (meaning your shares are registered directly in your name with our transfer agent) you may change your vote at any time before voting takes place at the meeting. You may change your vote by:

1.	Delivering voter instructions to U.S. Gold Corp., ATTN: Corporate Secretary, 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801, with a written notice dated later than the proxy you want to revoke stating that the proxy is revoked, which notice must be received before 5:00 p.m. ET on October 26, 2020;
2.	Completing and sending in voter instructions with a later date; or
3.	Attending the Annual Meeting and voting virtually.

For shares you hold beneficially or in “street name,” you may change your vote by submitting new voting instructions to your bank, broker or other nominee or fiduciary in accordance with that entity’s procedures, or if you obtained a legal proxy form giving you the right to vote your shares, by attending the Annual Meeting and voting electronically during the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Nora Marckwordt, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Access, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

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Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact our Secretary, David Rector, at 800-557-4550.

Proposals to be Presented at the Annual Meeting

We will present four proposals at the meeting. We have described in this proxy statement all of the proposals that we expect will be made at the meeting. If any other proposal is properly presented at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on such proposal in our best judgment.

PROPOSALS OF SECURITY HOLDERS AT 2021 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2021 annual meeting must be received no later than ___________, 2020. However, pursuant to such rule, if the 2021 annual meeting is held on a date that is before September 6, 2021 or after November 26, 2021, then a stockholder proposal submitted for inclusion in our proxy statement for the 2021 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2021 annual meeting. Such proposal must be submitted on or before the close of business at our headquarters at 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801, Attention: Secretary.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our bylaws, and applicable law concerning stockholder proposals. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between June29, 2021 and July 29, 2021; provided, however, if and only if the 2021 annual meeting is not scheduled to be held between September 27, 2021 and January 5, 2022, such stockholder’s notice must be received by the Company at its principal executive offices not earlier than 120 days prior to the date of the 2021 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2021 annual meeting or (B) the date which is 90 days prior to the date of the 2021 annual meeting.

OTHER MATTERS

Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.

ANNUAL REPORT ON FORM 10-K

Upon the written request of a stockholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the year ended April 30, 2020 (the “Annual Report”), including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the SEC. The Company will furnish any exhibit to the Annual Report to any stockholder upon request and upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report or its exhibits should be addressed to Chief Financial Officer, U.S. Gold Corp., 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801 or ir@usgoldcorp.gold.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of August 25, 2020, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers, directors and director nominees; and (iii) the Company’s executive officers, directors and director nominees as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned and addresses are c/o U.S. Gold Corp., 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801. For each current director and nominee for director, each executive officer named in the table and our directors and executive officers as a group, percentage of common stock ownership is based on 3,585,295 shares of common stock issued and outstanding as of August 25, 2020 and 106,894 shares of Series H Preferred Stock issued and outstanding as of August 25, 2020. For each owner of more than 5% of our common stock, the percentage of ownership is as of the date indicated.

	Amount of Beneficial Ownership of Common Stock(1,2,3,4)		Amount of Beneficial Ownership of Preferred Stock(2)
Name of Beneficial Owner	Number	Percent of Class	Series H Preferred Stock	Percent of Class
Edward M. Karr(5)	185,566	5.2%	—

Ted Sharp(6)	4,372	*	—

Timothy M. Janke(7)	17,648	*	—

John N. Braca(8)	16,315	*	—

David Rector(9)	97,918	2.7%	—

Andrew Kaplan(10)	18,350	*	—

Ryan K. Zinke	9,592	*	—

Douglas Newby	6,200	*	—

George Bee(11)	—		16,082	15.0%

Robert W. Schafer(12)	—		9,921	9.3%

Tara Gilfillan	—		—

Current Directors, Nominees and Executive Officers as a group (11 persons)	355,961	9.9%	26,003	24.3%

5% or Greater Stockholders	-	-
Alpha Capital Anstalt(13)	185,763	6.6%

* Less than 1%.

(1)	The number of shares has been adjusted to reflect the reverse 1-for-10 reverse stock split effective March 17, 2020.
(2)	Percentage computations of common stock are based upon 3,585,295 shares of common stock outstanding as of August 25, 2020, except as otherwise noted. Percentage computations of Series H Preferred Stock are based upon 106,894 shares of Series H Preferred Stock issued and outstanding as of August 25, 2020.

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(3)	Beneficial ownership includes all stock options and restricted units held by a stockholder that are currently exercisable or exercisable within 60 days of August 25, 2020.
(4)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by such person that are currently exercisable or will become exercisable within 60 days of August 25, 2020, if any, or restricted units held by such person that vest within 60 days of August 25, 2020, if any, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(5)	Includes options to purchase 37,500 shares of common stock at an exercise price of $14.70 per share. Does not include options to purchase 12,500 shares of common stock that are not exercisable within 60 days of August 25, 2020.
(6)	Includes options to purchase 1,456 shares of common stock at an exercise price of $8.10 per share. Does not include options to purchase 3,544 shares of common stock that are not exercisable within 60 days of August 25, 2020.
(7)	Includes options to purchase 5,000 shares of common stock at an exercise price of $14.70 per share.
(8)	Includes options to purchase 5,000 shares of common stock at an exercise price of $14.70 per share.
(9)	Includes options to purchase 18,750 shares of common stock at an exercise price of $14.70 per share. Does not include options to purchase 6,250 shares of common stock that are not exercisable within 60 days of August 25, 2020.
(10)	Includes options to purchase 5,000 shares of common stock at an exercise price of $14.70 per share.
(11)	Subject to the Exchange Cap, these shares are convertible into up to 160,820 shares of common stock
(12)	Subject to the Exchange Cap, these shares are convertible into up to 99,210 shares of common stock
(13)

Amount and nature of ownership is based solely upon information contained in a Schedule 13G filed with the SEC on March 30, 2020 by Alpha Capital Anstalt. The Schedule 13G indicates that, as of March 30, 2020, Alpha Capital Anstalt has sole voting power over 185,763 shares and sole investment power over 185,763 shares.

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PROPOSAL 1: Nasdaq Rule 5635(a) Proposal

At the Annual Meeting, holders of our common stock will be asked to approve the issuance in excess of 20% our outstanding common stock upon the conversion of Series H Preferred Stock issued by us pursuant to the Merger Agreement (as defined below) entered into on August 10, 2020, for purposes of compliance with Nasdaq Listing Rule 5635(a) and as required by the Merger Agreement.

Background

As previously disclosed, on August 10, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gold King Acquisition Corp., a wholly owned subsidiary of the Company (“Acquisition Corp.”), Northern Panther and the Stockholder Representative named therein, pursuant to which Acquisition Corp. merged with and into Northern Panther, with Northern Panther surviving as a wholly-owned subsidiary of the Company (such transaction, the “Merger”).

At the closing of the Merger, which occurred on August 11, 2020, the shares of common stock of Northern Panther outstanding immediately prior to the Merger (other than shares held as treasury stock) were converted into and represent the right to receive (i) 581,053 shares of our common stock, and (ii) 106,894 shares of the Series H Preferred Stock (the Series H Preferred Stock together with our common stock, the “Merger Consideration”), which Series H Preferred Stock is expected to convert into our common stock on a 1 for 10 basis upon receipt of the approval by the requisite vote of the Company’s stockholders at the Annual Meeting.

The Series H Preferred Stock to be issued as part of the Merger Consideration is convertible at the option of the holder, subject to an exchange cap (the “Series H Exchange Cap”), which prohibits the conversion of the Series H Preferred Stock if such conversion would result in a violation of the rules of the Nasdaq Capital Market. Holders of the Series H Preferred Stock have the same voting rights and liquidation preference as holders of common stock, on an as-converted basis.

The Common Stock issued pursuant to the Merger Agreement as part of the Merger Consideration is being sold as “restricted stock” subject to the six-month minimum hold period under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). In addition, pursuant to certain leak-out agreements (the “Leak-Out Agreements”) entered into concurrently with the execution of the Merger Agreement by and between the stockholders of Northern Panther and the Company, the shares of Common Stock issued pursuant to the Merger Agreement, including shares issued upon conversion of the Series H Convertible Preferred Stock, are subject to a leak-out provision limiting future share sales of the Company’s common stock held by the holders of such shares to no more than 10% of the daily trading volume. The Company’s board of directors may waive the leak-out provisions as to one or more holders of the Series H Convertible Preferred Stock in its sole discretion.

In addition, pursuant to the Merger Agreement, the Company is required to seek the approval of its stockholders for the conversion of the Series H Preferred Stock at the Annual Meeting.

The Merger Agreement includes customary representations and warranties of the Company, Acquisition Corp. and Northern Panther. In connection with the Merger, Mr. Luke Norman received a finder’s fee equal to the quotient of (a) 5% of the purchase value for the Merger and (b) the 30-day VWAP of a share of the Company’s common stock as reported on the Nasdaq Capital Market prior to the execution Merger Agreement, which was paid in restricted stock on the closing date of the Merger.

The Company’s common stock issuable upon the conversion of the Series H Preferred Stock are not being registered under the Securities Act and are being offered pursuant to and in reliance on the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Voting Agreements

On August 10, 2020, concurrently with the execution of the Merger Agreement each of the Company’s directors and executive officers, entered into a Voting Agreement with the Stockholder Representative (the “Company Stockholder Agreement”), pursuant to and on the terms and subject to the conditions of which, among other things, each such stockholder agreed to vote (or acted upon by written consent) all of such stockholder’s shares of Company common stock, in favor of the conversion of the Series H Preferred Stock, at the Annual Meeting.

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As of the Record Date, the stockholder parties to the Company Stockholder Agreement owned [___] shares of the Company common stock, representing approximately [__]% of the Company common stock issued and outstanding at such time. The Company Stockholder Agreement will terminate on the earlier to occur of (i) the conclusion of the Annual Meeting and (ii) the termination of the Merger Agreement.

Series H Preferred Stock

On August 11, 2020, the Company filed a Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of the Series H Preferred Stock (the “Series H Certificate of Designation”) with the Secretary of State of the State of Nevada amending its Articles of Incorporation to establish the Series H Preferred Stock and the number, relative rights, powers, preferences, privileges and restrictions thereof. Pursuant to the Series H Certificate of Designations, 106,984 shares of preferred stock have been designated as Series H Preferred Stock. Pursuant to the Certificate of Designation, in the event of our liquidation or winding up, the holders of Series H Preferred Stock are entitled to receive the same amount that a holder of our common stock would receive if the Series H Preferred Stock were fully converted to common stock which amounts shall be paid pari passu with all holders of our common stock. Each share of Series H Preferred Stock has a stated value equal to $0.01 (the “Stated Value”), subject to increase as set forth in Section 7 of the Series H Certificate of Designation. As of the Record Date, [__] shares of Series H Preferred Stock were issued and outstanding.

Subject to the Series H Exchange Cap, a holder of Series H Preferred Stock is entitled at any time to convert any whole or partial number of shares of Series H Preferred Stock into shares of our common stock determined by dividing the Stated Value by the conversion price of $0.001 per share.

Subject to the Series H Exchange Cap, on any matter presented to our stockholders for their action or consideration at any meeting of stockholders (or by written consent of stockholders in lieu of a meeting), each holder of Series H Preferred Stock is entitled to cast the number of votes equal to the number of whole shares of our common stock into which the shares of Series H Preferred Stock beneficially owned by such holder are convertible as of the record date for determining stockholders entitled to vote on or consent to such matter (taking into account all Series H Preferred Stock beneficially owned by such holder). Except as otherwise required by law or by the other provisions of our amended and restated certificate of incorporation, as amended, the holders of Series H Preferred Stock will vote together with the holders of our common stock and any other class or series of stock entitled to vote thereon as a single class.

A holder of Series H Preferred Stock is entitled to receive dividends as and when paid to the holders of our common stock on an as-converted basis.

Stockholder Approval Requirement

Our common stock is listed on the Nasdaq Capital Market under the symbol “USAU,” and we are subject to the Nasdaq listing standards set forth in its Marketplace Rules. Nasdaq Marketplace Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company, including pursuant to an “earn-out” or similar provision, where due to the present or potential issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (a) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (b) is or will be in excess of 20% of the outstanding common stock prior to the issuance.

Prior to closing the Merger, we had 2,919,867 shares of common stock outstanding. Therefore, potential issuance of our common stock upon the conversion of the Series H Preferred Stock would have constituted approximately 37% of the shares of common stock outstanding prior to giving effect to the Merger. Consequently, issuance of the 1,068,940 shares of common stock issuable upon conversion of the Series H Preferred Stock, which, in absence of the Series H Exchange Cap, would be in excess of 19.99% of the shares of common stock outstanding on the date of entry into the Merger Agreement, is subject to stockholder approval pursuant to the Nasdaq Stock Market Rule 5635(a). As of the Record Date, no shares of Series H Preferred Stock have been converted into shares of our common stock. Moreover, pursuant to the terms of the Merger Agreement, we are obligated to seek and are therefore seeking stockholder approval of the issuance of the Series H Excess Shares.

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We generally have no control over whether the holders of Series H Preferred Stock convert their shares. For this reason, we are unable to accurately forecast or predict with any certainty the timing or the total amount of shares that may be issued under the Series H Preferred Stock. The potential issuance of our common stock upon the conversion of the Series H Preferred Stock that are subject to this Proposal 1 would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the holders of Series H Preferred Stock convert their Series H Preferred Stock. Further, the issuance or resale of common stock issued to the holders of Series H Preferred Stock could cause the market price of our common stock to decline.

Consequences of Not Approving this Proposal

If our stockholders do not approve this proposal, the Series H Preferred Stock will only be convertible into up to the Series H Exchange Cap.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast for or against the proposal is required to approve, pursuant to Nasdaq listing rule 5635(a), the issuance of our common stock upon the conversion of the Series H Preferred Stock issued pursuant to the Merger. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

In accordance with the Nasdaq Listing Rules, the Excluded Shares are not eligible to vote on this proposal.

The Board recommends that you vote “FOR” the approval, pursuant to NASDAQ listing rule 5635(a), of the issuance of shares of our common stock upon conversion of SERIEs H Preferred Stock in excess of 20% of our common stock outstanding.

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PROPOSAL 2: Nasdaq Rule 5635(d) Proposal

At the Annual Meeting, holders of our common stock will be asked to approve the issuance in excess of 20% our outstanding common stock upon the (i) potential conversion of the Series I Preferred Stock and (ii) potential exercise of the Private Warrants issued by us pursuant to the SPA (as defined below) on August 11, 2020, for purposes of compliance with Nasdaq Listing Rules 5635(a) and 5635(d) and as required by the SPA.

Background

In connection with the Merger, on August 10, 2020, the Company entered into a securities purchase agreement (the “SPA”) with certain investors (the “Purchasers”), pursuant to which the Company sold to the Purchasers in a private placement (i) an aggregate of 921,666 shares of the Company’s Series I Preferred Stock and (ii) the Private Warrants to purchase an aggregate of 921,666 shares of our common stock at an exercise price of $6.00 per share for aggregate consideration of $5,530,004. The Series I Preferred Stock has substantially the same terms as the Series H Preferred Stock, except that each share of Series I Preferred Stock is convertible into one share of our common stock, and is subject to an exchange cap (the “Series I Exchange Cap” and together with the Series H Exchange Cap, the “Exchange Cap”), which prohibits the conversion of the Series I Preferred Stock if such conversion would result in a violation of the rules of the Nasdaq Capital Market. The Private Warrants are exercisable in whole or in part at any time, from time to time following the initial exercise date, terminate five years following the issuance, and are subject to an exchange cap (the “Private Warrants Exchange Cap”), which prohibits the exercise of the Private Warrants if such exercise would result in a violation of the rules of the Nasdaq Capital Market. The closing of the issuance and sale of the Series I Preferred Stock and Warrants under the SPA closed on August 11, 2020.

The SPA includes customary representations and warranties and covenants.

The Warrants and the shares of the Company’s Common Stock issuable upon the exercise of the Warrants and the conversion of the Series I Preferred Stock are not being registered under the Securities Act and are being offered pursuant to and in reliance on the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Preferred Stock

Series I Preferred Stock

On August 11, 2020, the Company filed a Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of the Series I Preferred Stock (the “Series I Certificate of Designation”) with the Secretary of State of the State of Nevada amending its Articles of Incorporation to establish the Series I Preferred Stock and the number, relative rights, powers, preferences, privileges and restrictions thereof. Pursuant to the Series I Certificate of Designations, 921,666 shares of preferred stock have been designated as Series I Preferred Stock. Pursuant to the Certificate of Designation, in the event of our liquidation or winding up, the holders of Series I Preferred Stock are entitled to receive the same amount that a holder of our common stock would receive if the Series I Preferred Stock were fully converted to common stock which amounts shall be paid pari passu with all holders of our common stock. Each share of Series I Preferred Stock has a stated value equal to $0.001 (the “Stated Value”), subject to increase as set forth in Section 7 of the Series I Certificate of Designation. As of the Record Date, [__] shares of Series I Preferred Stock were issued and outstanding.

Subject to the Series I Exchange Cap, a holder of Series I Preferred Stock is entitled at any time to convert any whole or partial number of shares of Series I Preferred Stock into shares of our common stock determined by dividing the Stated Value by the conversion price of $0.001 per share.

Subject to the Series I Exchange Cap, on any matter presented to our stockholders for their action or consideration at any meeting of stockholders (or by written consent of stockholders in lieu of a meeting), each holder of Series I Preferred Stock is entitled to cast the number of votes equal to the number of whole shares of our common stock into which the shares of Series I Preferred Stock beneficially owned by such holder are convertible as of the record date for determining stockholders entitled to vote on or consent to such matter (taking into account all Series I Preferred Stock beneficially owned by such holder). Except as otherwise required by law or by the other provisions of our amended and restated certificate of incorporation, as amended, the holders of Series I Preferred Stock will vote together with the holders of our common stock and any other class or series of stock entitled to vote thereon as a single class.

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A holder of Series I Preferred Stock is entitled to receive dividends as and when paid to the holders of our common stock on an as-converted basis.

Private Warrants

Subject to the Private Warrants Exchange Cap, the Private Warrants are exercisable in whole or in part at any time, from time to time following the initial exercise date and terminate five years following the issuance. The Private Warrants have an exercise price of $6.00 per share, subject to certain adjustments. The Form of Warrant Agreement was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 13, 2020.

Stockholder Approval Requirement

Our common stock is listed on the Nasdaq Capital Market under the symbol “USAU,” and we are subject to the Nasdaq listing standards set forth in its Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the Minimum Price. “Minimum Price” means a price that is the lower of: (i) the Nasdaq official closing price immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq official closing price of our common stock for the five trading days immediately preceding the signing of the binding agreement.

Prior to closing the SPA, we had 2,919,867 shares of common stock outstanding. Therefore, the potential issuance of 921,666 shares of our common stock underlying the Series I Preferred Stock and 921,666 shares of our common stock underlying the Private Warrants would have constituted approximately 63% of the shares of common stock outstanding prior to giving effect to the SPA, which, in absence of the Series I Exchange Cap and the Private Warrants Exchange Cap, would be in excess of 19.99% of the shares of common stock, and accordingly, is subject to stockholder approval pursuant to the Nasdaq Stock Market Rule 5635(d).

As of the Record Date, no shares of Series I Preferred Stock have been converted into shares of our common stock and no Private Warrants have been exercised into shares of our common stock.

We generally have no control over whether the Purchasers convert their shares of Series I Preferred Stock or exercise their Private Warrants. For this reason, we are unable to accurately forecast or predict with any certainty the timing or the total amount of shares that may be issued under the Series I Preferred Stock or Private Warrants. The potential issuance of the common stock underlying the Series I Preferred Stock and the Private Warrants that are subject to this Proposal 2 would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers convert their Series I Preferred Stock or exercise their Private Warrants. Further, the issuance or resale of common stock issued to the holders of Series I Preferred Stock and Private Warrants could cause the market price of our common stock to decline.

Consequences of Not Approving this Proposal

The failure of our stockholders to approve this Proposal will mean that (i) the Series I Preferred Stock and Private Warrants will continue to be convertible or exercisable, as applicable, into Common Stock only to the extent that such conversion or exercise, as applicable, would result in the issuance, in the aggregate, of no more than 19.99% of the shares of our Common Stock outstanding and (ii) we will be required, pursuant to the terms of the SPA, to continue to seek the requisite stockholder approval until such approval is obtained, which would be time consuming and costly.

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Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast for or against the proposal is required to approve, pursuant to Nasdaq listing rule 5635(d), the potential issuance of our common stock upon the conversion of the Series I Preferred Stock and the exercise of the Private Warrants, in each case, issued pursuant to the SPA. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

In accordance with the Nasdaq Listing Rules, the Excluded Shares are not eligible to vote on this proposal.

The Board recommends that you vote “FOR” the approval, pursuant to Nasdaq listing rules 5635 (a) and 5635(d), of the potential issuance of shares of our common stock upon (i) the conversion of Series I Convertible Preferred Stock in excess of 20% of our common stock outstanding and (ii) the exercise of Private Warrants in excess of 20% of our common stock outstanding.

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PROPOSAL 3: ELECTION OF DIRECTORS PROPOSAL

Our Board currently consists of six members. John N. Braca, the current chairman of the Board, Timothy M. Janke and Andrew Kaplan will not stand for re-election and will retire from the Board upon the expiration of their terms at the Annual Meeting. Pursuant to the Merger Agreement, the Company has nominated George Bee and Robert W. Schafer for election to the Board at the Annual Meeting. The Nominating and Corporate Governance Committee and Board have unanimously approved the recommended slate of six directors. Mr. Karr will be retiring from his position as Chief Executive Officer following the Annual Meeting, and the Board has appointed Mr. Bee to succeed him as Chief Executive Officer. Effective upon his retirement from his role as Chief Executive Officer, the Board has appointed Mr. Karr executive chairman of the Board.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Stockholders and until a successor is named and qualified, or until his earlier resignation or removal. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the five persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

NOMINEES FOR DIRECTOR

Name of Nominee	Age	Current Principal Occupation	Director Since
Edward M. Karr	50	Chief Executive Officer and Director	2015
George Bee	63	President and Director Nominee	2020
Ryan K. Zinke	57	Director, Consultant	2019
Douglas Newby	61	Director, President of Proteus Capital Corp.	2019
Robert W. Schafer	67	Director Nominee	2020
Tara Gilfillan	51	Director Nominee	2020

The Nominating and Corporate Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for election or re-election as a member of our Board.

Nominees Biographies

Edward M. Karr has been serving as our director since June 2015 and as our Chief Executive Officer since May 2017. He previously served as our President from May 2017 until August 2020. Mr. Karr has served as the President and Chief Executive Officer, and a Director of Gold King Corp. since April 2016. Mr. Karr is an international entrepreneur and founder of several investment management companies based in Geneva, Switzerland. Mr. Karr was a Director and former Chair of the Audit Committee of Levon Resources, until its merger with Discovery Metals, Inc. Mr. Karr previously served on the boards of Pershing Gold Corp., PolarityTE, Inc. (formerly Majesco Entertainment Company) and Spherix Incorporated. Mr. Karr is a board member and past president of the American International Club of Geneva and Chairman of Republican’s Overseas Switzerland. Mr. Karr has more than 25 years of capital markets experience as an executive manager, financial analyst, money manager and investor. In 2004, Futures Magazine named Mr. Karr as one of the world’s Top Traders. He is a frequent contributor to the financial press. Mr. Karr previously worked for Prudential Securities in the United States. Before his entry into the financial services arena, Mr. Karr was affiliated with the United States Antarctic Program and spent thirteen consecutive months working in the Antarctic, receiving the Antarctic Service Medal for winter over contributions of courage, sacrifice and devotion. Mr. Karr studied at Embry-Riddle Aeronautical University, Lansdowne College in London, England and received a B.S. in Economics/Finance with Honors (magna cum laude) from Southern New Hampshire University. Mr. Karr is qualified to serve on our Board because of his global operating and executive management experience; deep knowledge of capital markets; experience in public company accounting, finance, and audit matters as well as his experience in a range of board and committee functions as a member of various boards.

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George Bee is being nominated to join our board of directors at the Annual Meeting. He is a senior mining industry executive, with deep mine development and operational experience. He has an extensive career advancing world-class gold mining projects in eight countries on three continents for both major and junior mining companies. Currently, he serves as the Company’s President, a position he has held since August 2020. In 2018, Mr. Bee concluded a third term with Barrick Gold Corporation (“Barrick Gold”) (NYSE: GOLD) as Senior VP Frontera District in Chile and Argentina working to advance Pascua Lama feasibility as an underground mine. This capped a 16-year tenure at Barrick Gold, where he served in multiple senior level positions, including Mine Manager at Goldstrike during early development and operations, Operations Manager at Pierina Mine taking Pierina from construction to operations, and General Manager of Veladero developing the project from advanced exploration through permitting, feasibility and into production. Previously, Mr. Bee held positions as CEO and Director of Jaguar Mining Inc. between March 2014 and December 2015, President and CEO of Andina Minerals Inc. from February 2009 until January 2013 and Chief Operating Officer for Aurelian Resources, Inc. from 2007 to 2009. As Chief Operating Officer of Aurelian Resources in 2007, he was in charge of project development for Fruta del Norte in Ecuador until Aurelian was acquired by Kinross Gold in 2008. Mr. Bee has served on the board of directors of Stillwater Mining Company, Sandspring Resources Ltd., Jaguar Mining, Peregrine Metals Ltd. and Minera IRL. He received a Bachelor of Science degree from the Camborne School of Mines in Cornwall, United Kingdom. He also holds ICD.D designation from the Institute of Corporate Directors. Mr. Bee is qualified to serve on the Board because of his deep industry-knowledge and global experience in senior leadership roles.

The Honorable Ryan Zinke has been serving as our director since April 2019. He was elected as a Montana State Senator and later twice elected as Montana’s sole member of the US House of Representatives. He served on the House Armed Services and Natural Resources committees. In 2016, Congressman Zinke was nominated by President Donald J. Trump and later confirmed by the US Senate to serve as the 52nd US Secretary of the Interior. As Secretary, he was a champion of restoring the voice of state and local communities in land and wildlife management decisions, established and protected wildlife corridors, budgeted for the largest investment in our Nation’s history for National Parks, increased public access for recreation and traditional use, and was the principle architect of the American Energy “Dominance” policy. After 31 years of public service, President Trump accepted his resignation in 2019. He has also served on the boards of directors of Continental Divide International, LCC Director, Double Tap, LLC. The Honorable Ryan Zinke is the author of American Commander and serves on numerous boards. He holds an MBA in Finance, an MS in Global Leadership, and a BS in Geology. Mr. Zinke is qualified to serve on the Board because of his extensive knowledge of governmental regulations as well as his proven track record of exceptional leadership and public service.

Douglas Newby is being nominated to join our board of directors at the Annual Meeting. Mr. Newby has a 35-year career in financial analysis, corporate finance and corporate management specializing in the international mining industry. He has served as President of Proteus Capital Corp., a corporate advisory firm that he owns, since 2001. He served as Chief Financial Officer of PolyMet Mining Corp., a Canadian company developing a large copper-nickel project in Minnesota, from 2005 to 2017, and also served as a member of the board of directors of PolyMet Mining, Inc. during this period. Mr. Newby was actively involved in all aspects of the company’s development, including developing a strategy for a complex environmental review process that was successfully completed during his tenure, resulting in state and federal permits being issued recently. Mr. Newby also managed financial reporting, internal controls, and raising more than $300 million in equity and debt and establishing and maintaining a strategic relationship with Glencore plc. Previously, Mr. Newby was Chairman, President, Chief Executive Officer and a director of Western Goldfields Inc., where he arranged finance for and negotiated the acquisition of the Mesquite gold mine from Newmont Mining in November 2003. Western Goldfields subsequently formed a core part of the formation of New Gold Inc. He started his career as an institutional investment analyst and corporate finance specialist in London and New York. He has a B.Sc.(honors) degree in mathematics from Kings College London. Mr. Newby is qualified to serve on our Board because of his more than 35 years of evaluation, financing and executive management of mines and mining companies around the world.

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Robert W. Schafer, P.GEO, MSC., is being nominated to join our board of directors at the Annual Meeting. He is a registered professional geologist with over 35 years international experience exploring for and discovering mineral deposits, four were producing mines including the Briggs (over one million ounces) and Griffon gold mines in the Western United States and Birkachan (over one million ounces) gold mine in far east Russia, and identifying, evaluating and structuring business transactions globally having worked in more than 80 countries. Currently, Mr. Schafer is the Chief Executive Officer of Eagle Mines Management LLC, a globally active private natural resources corporation, which he founded in 2016. Prior to this, from 2004 to 2015, he served as Executive Vice President of Business Development at Hunter Dickinson Services Inc., a diversified, global mining group. Mr. Schafer also previously served as Vice President, Exploration of Kinross Gold Corporation (NYSE: KGC), a senior gold mining company with a diverse portfolio of mines and projects, from 1996 to 2003. Prior to that, he held senior positions at BHP Minerals and Billiton Metals. Mr. Schafer is the 2020 to 2021 president of the Society for Mining, Metallurgy and Exploration (“SME”). He is also past president and board member of the Prospector & Developers Association of Canada (“PDAC”), past president of the Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”), and past president of the Mining and Metallurgical Society of America. He was a member of the board of governors for the U.S. National Mining Hall of Fame and a member of the board of directors of the Canadian Mining Hall of Fame. He is the first person to hold all of these leadership roles in both the U.S. and Canada. Mr. Schafer is also the recipient of the William Lawrence Saunders Gold Medal from AIME, as well as the prestigious Daniel C. Jackling Award and Robert A. Dreyer Award from SME for technical achievements and leadership in the mining industry during his career. He is a fellow of the Society of Economic Geologists, CIM, and SME, and a certified director under Institute of Corporate Directors. Mr. Schafer has served on the board of directors of select mining companies, including his current service on the boards of directors of Amur Minerals Corporation (AIM: AMC), Volcanic Gold Mines Inc. (TSX-V: VG) and Trillium Gold Mines Inc. (TSX-V:TGM). His prior board service includes, Lincoln Mining (TSX-V: LMG), Orex Minerals (TSX -V: REX), Orosur Minerals (TSX: OMI), and Cardinal Resources (ASX and TSX: CDV). Robert earned a BS and MS in Geology at Miami University (Ohio) as well as an MS in Mineral Economics and completed studies and research toward a PhD in Geology at the University of Arizona. He also completed the Executive Business Management program at Stanford. Mr. Schafer is qualified to serve on the Board because of his exceptional industry knowledge and experience as well as his extensive experience serving on boards of directors.

Tara Gilfillan is being nominated to join our board of directors at the Annual Meeting. She is a CPA with over 25 years of experience as a financial executive and serial entrepreneur. She is currently the Founder and President of Optimize Group Inc. established November 2017, a mine-to-mill project development engineering company with offices in three continents. As part of the start-up of Optimize Group Inc. she recently held the position of CFO for Red Pine Exploration Inc. (TSX-V: RPX) from February 2018 to November 2019, and Honey Badger Exploration Inc. (TSX-V: TUF) and MacDonald Mines Exploration Ltd. (TSX-V: BMK) from May 2019 to December 2019. Prior to that she co-founded Halyard Inc. a project engineering company where she was the CFO and VP of Corporate Development from December 2013 to June 2017. Ms. Gilfillan has held senior executive positions including CFO and Controller of several mining companies, CFO, and interim CEO of a global engineering consulting company as well as senior executive positions outside of the mining industry. Ms. Gilfillan is a certified Independent Corporate Director, Director (ICD.D) with over 10 year of board experience including being the Chairperson and Chair of the audit committee of two gold junior mining companies, Honey Badger Exploration Inc. and MacDonald Mines Exploration Ltd. from May 2017 until May 2019. In addition, she has held the position of Director of DRA Americas Inc. from November 2009 to June 2013 and several non-profit industry boards. On July 2020 she became a director of Mining Supplier Trade Association. Ms. Gilfillan is experienced in financial turnarounds, acquisitions, valuations, risk reviews, corporate governance, business and tax strategy, project development, international operations, marketing, and financial reporting for privately held & public companies (US & Canada). She gained her CPA while working at PricewaterhouseCoopers and received a Bachelor of Commerce from Queens University, Ontario Canada. Ms. Gilfillan is qualified to serve on the Board because of her financial expertise coupled with her deep knowledge of the mining industry.

Family Relationships

There are no family relationships among our executive officers and directors.

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Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Vote Required

The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS.

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Corporate Governance

General

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our stockholders by providing for effective oversight and management of our Company. Our governance policies, including our Corporate Governance Principles, Code of Ethics, and committee charters can be found on our website at www.usgoldcorp.gold by following the link to “Investors” and then to “Governance” and then to “Governance Documents.”

The Nominating and Corporate Governance Committee regularly reviews our Corporate Governance Principles, Code of Ethics, and committee charters to ensure that they take into account our developments, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Conduct and Whistleblower Policy

Our Code of Ethics (the “Code”), which was amended and restated as of November 2018, applies to our employees, directors, officers, contractors, consultants, and persons performing similar functions. This includes our Chief Executive Officer and Chairman, our Chief Financial Officer, and our controller/treasurer. We require that they avoid conflicts of interest, comply with applicable laws, protect our assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code was initially amended and restated in 2014 (and subsequently amended and restated in 2015, 2017, and 2018) to better reflect our expanding global operations and diverse employee base, enhance its clarity and general readability, and to make other stylistic changes to more closely align the Code with our overall brand. If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our Chief Executive Officer and Chairman, Chief Financial Officer, controller/treasurer, and any of our other officers, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

We also have adopted a Whistleblower Policy in September 2019, providing a platform to receive, retain and retreat concerns and complaints about accounting, internal accounting controls, auditing matters, fraud, any violation of law, or rules or regulations or our Code of Ethics, free of any retaliation or harassment. The Whistleblower Policy can be found on our website at www.usgoldcorp.gold by following the link to “Investors.” We intend to disclose any amendments to, or waivers from, our Whistleblower Policy at the same website address provided above.

Board Composition

Our Articles of Incorporation, as amended (the “Charter”), and our Second Amended and Restated Bylaws (“Bylaws”) provide that our Board will consist of no more than fifteen (15) and no less than three (3) members, such number of directors to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

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Independence of Directors

Our Board is currently comprised of six members, five of whom are independent directors. Assuming the Company’s Director Nominees are elected at the Annual Meeting, the Board will be comprised of six members, four of whom will be independent directors. Mr. Karr is not an independent director, and if elected at the Annual Meeting, Messrs. Karr and Bee will not be independent directors.

The Board, upon recommendation of the Nominating and Corporate Governance Committee, unanimously determined that each of our Messrs. Zinke, Newby and Schafer and Ms. Gilfillan is “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director does not have a relationship that, in the opinion of the Board, would interfere with exercising independent judgment in carrying out such director’s responsibilities, even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

In determining that each individual who served as a member of the Board is independent, the Board considered (i) relationships and transactions involving directors or their affiliates or immediate family members that would be required to be disclosed as related party transactions and (ii) other relationships and transactions involving directors or their affiliates or immediate family members that did not rise to the level of requiring such disclosure, of which there were none.

Board Leadership Structure

The Board believes that the Company’s stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Company’s Corporate Governance Principles provide that the Board may combine or separate the roles of the Chief Executive Officer and Chairman, as it deems advisable and in the best interests of the Company and its stockholders.

The independent directors have concluded that the most effective leadership structure for us at the present time is for the roles of Chief Executive Officer and Chairman to be separate. In adopting the structure, the Board also concluded that the strong independent membership of the Board and its standing committees ensures robust and effective communication between the directors and members of management, and that the overall leadership structure is effective in providing the Board with a well-informed and current view of our business that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to us and our stockholders. The Board believes this structure has served us well since September 2018.

Under our Corporate Governance Principles, the Board has the flexibility to modify or continue the leadership structure, as it deems appropriate. As part of its ongoing evaluation of the most effective leadership structure for us, in September 2018, the independent directors decided to separate the roles of Chief Executive Officer and Chairman, and also appoint a lead director. The independent directors believe that having a lead director enhances the Board’s independent oversight of management by further providing for strong independent leadership; independent discussion among directors; and independent evaluation of, and communication with, our senior management. Mr. Braca has served as Chairman of the Board since September 2018, but is retiring from the Board at the expiration of his term at the Annual Meeting. Following the Annual Meeting and effective upon his retirement from his role as Chief Executive Officer, the Board has appointed Mr. Karr executive chairman of the Board. The independent directors unanimously approved Mr. Karr to be executive chairman based on his experience, knowledge of governance practices, strategic considerations, and our business interests.

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Specific duties of the lead director include:

●	presiding at meetings of the independent directors;
●	serving as a liaison between the chairman and the independent directors;
●	consulting on meeting agendas;
●	working with management to assure that meeting materials are fulfilling the needs of directors;
●	consulting on the meeting calendar and schedules to assure there is sufficient time to discuss all agenda items;
●	calling meetings of the independent directors, including at the request of such directors;
●	presiding at Board meetings when the chairman is not present;
●	working with the independent directors to respond to stockholder inquiries involving the Board; and
●	performing such other duties as the Board may from time to time delegate.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at our annual meeting. Each member of the Board that was a director at the time attended the annual meeting of stockholders in 2019.

The non-management directors (who also constitute all of the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate. During the fiscal year ended April 30, 2020, these sessions were led by the lead director.

During the fiscal year ended April 30, 2020, the Board held 7 regular and special meetings, the non-management directors did not hold any regular or special executive sessions, the Audit Committee held 4 regular and special meetings, the Compensation Committee held 3 regular and special meetings, and the Nominating and Corporate Governance Committee held 2 regular and special meetings. Each director attended at least 75% of the total number of meetings of the Board and of the committees on which he or she served that were held during his or her term of office.

Board of Directors Role in Risk Oversight

Our Board plays an active role in our risk oversight, including with respect to risks related to cybersecurity. The Board does not have a formal risk management committee but administers this oversight function through various standing committees of the Board, which are described below. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Code of Ethics and Business Conduct (the “Code of Ethics” or the “Code”). The Compensation Committee oversees risks arising from our compensation policies and programs. The Compensation Committee has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs. The Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to our policies and practices regarding significant issues of corporate responsibility.

Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Stock Market Rules. Each of the committees operates pursuant to its charter. The committee charters are reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on our website at www.usgoldcorp.gold by following the link to “Investor Relations” and then to “Corporate Governance.”

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Audit Committee

The Audit Committee, among other things, is responsible for:

●	appointing; approving the compensation of; overseeing the work of; and assessing the independence, qualifications, and performance of the independent auditor;
●	reviewing the internal audit function, including its independence, plans, and budget;
●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;
●	reviewing our internal controls with the independent auditor, the internal auditor, and management;
●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;
●	overseeing our financial compliance system; and
●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the Stock Market Rules. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that John Braca meets the qualifications of an Audit Committee financial expert as defined by the rules of the SEC. Our Audit Committee currently consists of the following members: Douglas Newby, John Braca and Andrew Kaplan. Mr. Newby serves as Chairman of the Audit Committee. The Audit Committee is in compliance with Stock Market Rule 5605(2)(A).

Compensation Committee

The Compensation Committee was formed in October 2014. Among other things, it is responsible for:

●	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the Chief Executive Officer;
●	overseeing and administering the Company’s executive compensation plans, including equity-based awards;
●	negotiating and overseeing employment agreements with officers and directors; and
●	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. Our Compensation Committee currently consists of the following members: John Braca, Ryan Zinke, and Andrew Kaplan. Mr. Kaplan serves as Chairman of the Compensation Committee. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the Stock Market Rules. Pursuant to its charter, the Compensation Committee has the authority to delegate its responsibilities to subcommittees if the Compensation Committee determines such delegation would be in the best interest of the Company. In reviewing the compensation of our executive officers other than our Chief Executive Officer, we consider the input of our Chief Executive Officer. We retained Aon Consulting to do an independent executive compensation review and we received a report from them dated July 16, 2019.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;
●	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;

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●	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;
●	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
●	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and committee Charters;
●	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
●	overseeing the Company’s compliance program, including the Code of Conduct; and
●	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee currently consists of the following members: John Braca, Andrew Kaplan and Ryan Zinke. Mr. Kaplan serves as Chairman of the Nominating and Corporate Governance Committee.

Consideration of Director Nominees

As specified in our Corporate Governance Principles, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to us and our success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Principles. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and us, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates for the fiscal year ended April 30, 2020.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management, or third parties. Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Annual Meeting. To recommend a nominee for election to the Board of Directors, a stockholder must submit his or her recommendation to the Corporate Secretary at the address appearing on the first page of this proxy statement. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is specified in our Bylaws, including among other things, the name, age and address of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

As described above, pursuant to the Merger Agreement, the Company nominated Messrs. Bee and Schafer for election to the Board at the Annual Meeting. Messrs. Bee and Schafer were identified by Northern Panther as director candidates.

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Report of the Audit Committee

Our Audit Committee reviewed the Company’s audited financial statements for the year ended April 30, 2020. The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended April 30, 2020, which includes the consolidated balance sheets of the Company as of April 30, 2020 and April 30, 2019, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for each of the years in the two-year period ended April 30, 2020, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with its independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence from the Company. The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report.

AUDIT COMMITTEE
Douglas Newby John Braca
Andrew Kaplan

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

U.S. Gold Corp.

c/o Corporate Secretary

1910 E. Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate. Stockholders should specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the corporate secretary, to matters on the Board’s agenda.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and stockholders who own more than 10% of our stock to file forms with the SEC to report their ownership of our stock and any changes in ownership. We assist our directors and executive officers by identifying reportable transactions of which it is aware and preparing and filing their forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to us. We have reviewed all forms provided to us. Based on that review and on written information given to use by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year except for four late filings related to six transactions involving David Mathewson, our former Vice-President and Head of Exploration.

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DIRECTOR COMPENSATION

The Compensation Committee periodically evaluates the compensation of directors and recommends compensation changes to the Board as appropriate. Until August 2015, non-employee directors received only cash for their service on the Board. Commencing in September 2015, non-employee directors began receiving a combination of cash and equity compensation for service on the Board. Directors who are employees of the Company receive no additional cash compensation for serving on the Board, but receive equity compensation for service on the Board in alignment with other directors. While the Company does not require directors and officers to own a specific minimum number of shares of the Company’s common stock, the Company believes that each director and corporate officer should have a substantial personal investment in the Company.

These arrangements compensate them for their Board responsibilities while aligning their interests with the long-term interests of our stockholders. The Compensation Committee makes recommendations to the Board concerning director compensation under the Company’s equity compensation plans and determines other director compensation arrangements, as appropriate.

Under the Company’s Policy on Insider Information and Insider Trading, which applies to the Company’s directors, it is improper for directors to engage in short-term or speculative transactions in the Company’s securities.

The following table sets forth information concerning director compensation during the fiscal year ended April 30, 2020, to each of our directors, current and former. Other than as set forth in the table, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Edward M. Karr(3)	$-	$-	$-	$-	$-
Timothy M. Janke(4)	$24,000	$54,742	$-	$-	$78,742
John N. Braca(5)	$24,000	$60,146	$-	$-	$84,146
James Dale Davidson(6)	$18,000	$49,500	$-	$-	$67,500
Douglas Newby(7)	$12,844	60,146	$-	$-	$72,990
Andrew Kaplan(8)	$24,000	$57,985	$-	$-	$81,985
Ryan K. Zinke(9)	$23,143	$51,500	$-	$45,000	$119,643

(1)	Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2020 computed in accordance with FASB ASC Topic 718. See Note 8 to our consolidated financial statements reported in our Annual Report for details as to the assumptions used to determine the fair value of the stock awards.
(2)	Represents the aggregate grant date fair value for options granted by us in fiscal year 2020 computed in accordance with FASB ASC Topic 718. See Note 8 to our consolidated financial statements reported in our Annual Report for details as to the assumptions used to determine the fair value of the option awards.
(3)	As of April 30, 2020, Mr. Karr had outstanding options representing the right to purchase 50,000 shares of our common stock and outstanding stock awards of 60,000 shares of our common stock.
(4)	As of April 30, 2020, Mr. Janke had outstanding options representing the right to purchase 5,000 shares of our common stock and outstanding stock awards of 10,900 shares of our common stock.
(5)	As of April 30, 2020, Mr. Braca had outstanding options representing the right to purchase 5,000 shares of our common stock and outstanding stock awards of 10,900 shares of our common stock.
(6)	Effective July 1, 2019, Mr. Davidson resigned as a director of U.S. Gold Corp. As of April 30, 2020, Mr. Davidson had no outstanding options to purchase shares of our common stock and outstanding stock awards of 5,000 shares of our common stock.
(7)	Mr. Newby joined by the Board on September 18, 2019. As of April 30, 2020, Mr. Newby had no outstanding options to purchase shares of our common stock and no outstanding stock awards for shares of our common stock.
(8)	As of April 30, 2020, Mr. Kaplan had outstanding options representing the right to purchase 5,000 shares of our common stock and outstanding stock awards of 12,100 shares of our common stock.
(9)	Concurrent with the appointment of Mr. Zinke to our Board of Directors, we retained Mr. Zinke as a consultant, pursuant to such arrangement Mr. Zinke will provide certain consulting services under the terms of the consulting agreement. Effective April 16, 2019, the consulting agreement was expanded, to which Mr. Zinke will provide certain consulting services to us, including investor relations and governmental relations services. We agreed to pay for Mr. Zinke’s services at a rate of $90,000 per year, with $45,000 per year or $3,750 per month payable in cash and $45,000 payable in our common stock. We may terminate the agreement at any time. Mr. Zinke also will be reimbursed for reasonable expenses provided that no such expenses will result in aggregate payments from us to Mr. Zinke in excess of $120,000 during any 12-month period. As of April 30, 2020, Mr. Zinke had no outstanding options to purchase shares of our common stock and no outstanding stock awards for shares of our common stock.

Narrative to Director Compensation Table

We pay members of our Board $6,000 per quarter and compensate the Board through the issuance of stock option awards and restricted stock. Directors receive equity grants for serving as a committee chair.

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EXECUTIVE OFFICERS

As of August 25, 2020, the following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer/ Director Since
Edward M. Karr	50	Chief Executive Officer and Director	2015
George Bee	62	President	2020
David Rector	72	Chief Operating Officer	2016
Ted Sharp	63	Chief Financial Officer	2018

The biography for each of Edward Karr and George Bee is contained in the information disclosures relating to the Company’s nominees for director. Mr. Karr will be retiring from his position as Chief Executive Officer following the Annual Meeting, and the Board has appointed Mr. Bee to succeed him as Chief Executive Officer. Effective upon his retirement from his role as Chief Executive Officer, the Board has appointed Mr. Karr executive chairman of the Board.

David Rector is our Chief Operating Officer and Corporate Secretary and has been with us since April 2016. Since 1985, Mr. Rector has been the principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. In addition, he was the chief executive officer of Sevion Therapeutics, Inc. from January 2015 to December 2017, and a director since February 2002. Mr. Rector served as a director and member of the compensation and audit committee of the Dallas Gold and Silver Exchange Companies Inc. (formerly Superior Galleries, Inc.) from May 2004 to September 2015. From November 2012 through January 2014, Mr. Rector has served as the chief executive officer and president of Valor Gold. From February 2012 through January 2013, Mr. Rector has served as the vice president finance & administration of Pershing Gold Corp. From May 2011 through February 2012, Mr. Rector served as the president of Sagebrush Gold, Ltd. From October 2007 through February 2013, Mr. Rector has served as president and chief executive officer of Standard Drilling, Inc. From May 2004 through December 2006, Mr. Rector had served in senior management positions with Nanoscience Technologies, Inc., a development stage company engaged in the development of DNA Nanotechnology. From 1983 until 1985, Mr. Rector served as president and general manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer product craft kits, and a wholly-owned subsidiary of Reckitt & Coleman N.A. From 1980 until 1983, Mr. Rector served as the Director of Marketing of Sunset Designs. From 1971 until 1980, Mr. Rector served in progressive roles in the financial and product marketing departments of Crown Zellerbach Corporation, a multi-billion-dollar pulp and paper industry corporation. Mr. Rector received a Bachelor of Science degree in Business/Finance from Murray State University in 1969.

Ted Sharp has been our Chief Financial Officer, Principal Financial and Accounting Officer since December 2018. Mr. Sharp is a Certified Public Accountant and has Bachelor of Business Administration Degree in Accounting from Boise State University. Since 2003, he has been president of Sharp Executive Associates, Inc., a privately-held accounting firm providing chief financial officer services to clients. Concurrent with his position with us, Mr. Sharp serves part-time as chief financial officer of Goldrich Mining Company, from February 2006 through the present; from September 2018 through the present, serves part-time as chief financial officer of Timberline Resources Corporation; from July 2012 through the present, as principal and serves part-time as chief executive and financial officer of US Calcium LLC, a privately-held natural resource company. From May 2011 through January 2012, Mr. Sharp served part-time as chief financial officer of Gryphon Gold Corporation, a natural resource company trading on the FINRA OTCBB, and from September 2008 through November 2010, Mr. Sharp served part-time as chief executive officer, president and chief financial officer of Texada Ventures, Inc, a natural resource exploration company formerly trading on the FINRA OTCBB. From November of 2006 to June 2009, Mr. Sharp served part-time as chief financial officer of Commodore Applied Technologies, Inc., an environmental solutions company formerly trading on the FINRA OTCBB. Prior to 2003, he worked for 14 years in positions of chief financial officer, managing director of European operations and corporate controller for Key Technology, Inc., a publicly-traded manufacturer of capital goods. Mr. Sharp has more than 30 years of experience in treasury management, internal financial controls, SEC reporting and Corporate Governance.

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Summary Compensation Table

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individuals who served as our principal executive officer (“PEO”) during the fiscal year ended April 30, 2020; (ii) our two most highly compensated executive officers, other than the individuals who served as our PEO, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of April 30, 2020, with compensation during such fiscal year of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on April 30, 2020. We refer to these individuals as our “named executive officers.” For the fiscal year ended April 30, 2020, other than our PEO, we only had one executive officer, Mr. Rector, who received compensation of $100,000 or more.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option awards ($)(3)		All other compensation ($)	Total ($)
Edward M. Karr Chief Executive	2020	$250,000	$—	$428,500	(4)	$-		$-	$678,500
Officer (PEO)	2019	250,000	—	250,000	(5)	118,613	(8)(11))	-	618,613

David Rector Chief Operating	2020	$180,000	$—	$251,270	(6)	$-		$-	$431,270
Officer (COO)	2019	180,000	—	180,000	(7)	59,306	(9)(11)	-	419,306

Ted Sharp	2020	$—	$—	$—		$30,865	(10)(11)	$50,405	81,270
Chief Financial Officer (Principal Financial and Accounting Officer)	2019	—	—	—		—		43,869	43,867

(1)

The annual bonus for the executives is determined by the Board of Director’s Compensation Committee and subject to annual review and renegotiation. The current bonus targets for each executive as a percentage of base salary are as follows:

President and Chief Executive Officer (CEO): 100%, bonus paid in shares of common stock as described in Note 4 below.

Chief Operating Officer (COO): 100%, bonus paid in shares of common stock as described in Note 6 below.

(2)	Represents the aggregate grant date fair value for stock awards granted by us in fiscal years 2020 and 2019 computed in accordance with FASB ASC Topic 718. See Note 8 to our consolidated financial statements reported in our Annual Report for details as to the assumptions used to determine the fair value of the stock awards.

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(3)	Represents the aggregate grant date fair value for options granted by us in fiscal years 2020 and 2019 computed in accordance with FASB ASC Topic 718. See Note 8 to our consolidated financial statements reported in our Annual Report for details as to the assumptions used to determine the fair value of the option awards.

(4)	Represents 20,000 shares of common shares of incentive compensation granted September 18, 2019, which vest upon the earlier to occur of (i) change in control (as defined in the 2020 Plan), or (ii) a material discovery of a mineral deposit, as determined by the Compensation Committee of the Board in its sole discretion. Also includes 27,777 shares of common stock as a 2019 executive bonus award granted on January 14, 2020.

(5)	Represents 25,512 shares of common stock as a 2019 executive bonus award granted on April 12, 2019.

(6)	Represents 7,500 shares of common shares of incentive compensation granted September 18, 2019, which vest upon the earlier to occur of (i) change in control (as defined in the 2020 Plan), or (ii) a material discovery of a mineral deposit, as determined by the Compensation Committee of the Board in its sole discretion. Also includes 20,000 shares of common stock as a 2019 executive bonus award granted on January 14, 2020.

(7)	Represents 18,369 shares of common stock as a 2019 executive bonus award granted on April 12, 2019.

(8)	Represents the vesting of options to purchase 50,000 shares of common stock. These options were issued on December 21, 2017 and are exercisable at $14.70 per share. They vest at 25% immediately upon issuance and then 25% each year through December 21, 2020, and expire on December 21, 2022.

(9)	Represents the vesting of options to purchase 25,000 shares of common stock. These options were issued on December 21, 2017 and are exercisable at $14.70 per share. They vest at 25% immediately upon issuance and then 25% each year through December 21, 2020, and expire on December 21, 2022.

(10)	Represents options to purchase 5,000 shares of common stock. These options were issued on November 26, 2019, are exercisable at $8.10 per share. They vest at 208 shares per month, are fully vested on November 26, 2021, and expire on November 26, 2029.

(11)	The Company used the Black-Scholes model to determine the fair value of stock options granted during the year ended April 30, 2020 and 2018. There were no options issued during the year ended April 30, 2019. In applying the Black-Scholes option pricing model to options granted, the Company used the following assumptions:

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2018
Risk free interest rate	1.74%	2.26 – 2.81%
Dividend yield	0.00%	0.00%
Expected volatility	72%	93.47 – 100%
Contractual term in years	10.0	4.65 – 5.0
Forfeiture rate	0.00%	0.00%

Narrative Disclosure to Summary Compensation Table

We have entered into employment agreements with each of our Named Executive Officers.

On October 1, 2018, we entered into an employment agreement with our Chief Executive Officer, Edward Karr. The initial term of the Agreement is for two years ending on April 30, 2020, with automatic renewals for successive one-year terms unless terminated by written notice at least 90 days prior to the expiration of the term. Mr. Karr receives a base salary of $250,000 per year. The agreement provides for a bonus in an amount up to the amount of the base salary, to be awarded in the discretion of the Board and to be paid in cash, stock, or a combination thereof in the discretion of the board. The agreement contains a change of control provision of one year’s salary plus bonus. Mr. Karr was issued 20,000 restricted stock units for incentive compensation, 27,777 restricted stock units for executive bonus for a total of 47,777 restricted stock units during the year ended April 30, 2020. He was issued 50,000 restricted stock units and 12,500 options to purchase shares of common stock vested during the year ended April 30, 2019.

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On October 1, 2018, we entered into an employment agreement with our Chief Operating Officer, and former Chief Financial Officer, David Rector. The initial term of the agreement is for one year, with automatic renewals for successive one-year terms unless terminated by written notice at least 30 days prior to the expiration of the term. Mr. Rector receives a base salary of $15,000 per month. The agreement provides for a bonus in an amount up to the amount of the base salary, to be awarded in the discretion of the board of directors and to be paid in cash, stock, or a combination thereof in the discretion of the board. The agreement contains a change of control provision of one year’s salary plus bonus. Mr. Rector was issued 7,500 restricted stock units for incentive compensation, 20,000 restricted stock units for executive bonus for a total of 27,500 restricted stock units during the year ended April 30, 2020. He was issued 25,000 restricted stock units and 6,250 options to purchase shares of common stock vested during the year ended April 30, 2019.

Effective on November 30, 2018, we entered into a consulting agreement in connection with the appointment of our Chief Financial Officer, Ted Sharp. The agreement is with Sharp Executive Associates, Inc., where Ted Sharp serves as the president. In connection with this agreement between us and Sharp Executive Associates, Inc., Mr. Sharp acts as our Principal Financial and Accounting Officer. This agreement may be terminated upon thirty-day notice by either party. Mr. Sharp’s firm was paid $50,405 and $43,867 in consulting fees for the years ended April 30, 2020 and 2019, respectively. He was also issued options to purchase 5,000 shares of common stock during the year ended April 30, 2020.

The terms of the options issued or vested for each of these executive officers are included in Notes 8, 9, and 11 to the table above.

Equity Compensation Plan Information

On August 6, 2019, the Board approved and adopted, subject to stockholder approval, the U.S. Gold Corp. 2020 Stock Incentive Plan (the “2020 Stock Plan”). The 2020 Stock Plan reserves 330,710 shares for future issuance to officers, directors, employees and contractors as directed from time to time by the Compensation Committee. The Board directed that the 2020 Stock Plan be submitted to the Company’s stockholders for their approval at the 2019 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which was held on September 18, 2019. The 2020 Stock Plan was approved by a vote of stockholders at the Annual Meeting. For description of the 2020 Stock Plan, see “Proposal 3: Approval of the Amendment to the U.S. Gold Corp. 2020 Stock Incentive Plan.”

Equity Compensation Plan Information (as of April 30, 2020)

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	100,000	$14.31	230,710
Equity compensation plans not approved by security holders		-	-
Total	100,000	14.31	230,710

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Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended April 30, 2020, to each of our named executive officers and directors during the 2020 fiscal year.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Andrew Kaplan	5,000	(2)	-		14.70	12/21/2022	—		—
Edward Karr	37,500	(3)	12,500	(3)	14.70	12/21/2022	20,000	(5)	206,000
David Rector	18,750	(3)	6,250	(3)	14,70	12/21/2022	7,500	(5)	77,250
Douglas Newby	—		—		—		—		—
Ted Sharp	1,041	(4)	3,959	(4)	8.10	11/26/2029	—		—
Timothy M. Janke	5,000	(2)	-		14.70	12/21/2022	—		—
James Dale Davidson(1)	5,000	(2)	-		—	12/21/2022	—		—
Ryan Zinke	—
John N. Braca	5,000	(2)	-		14.70	12/21/2022	—		—

(1)	Effective July 1, 2019, Mr. Davidson resigned as a director of U.S. Gold Corp.
(2)	Each of these options are fully vested at April 30, 2020; 50% immediately upon grant, and 50% at December 21, 2018.
(3)	Each of these options vested 25% immediately upon grant and 25% at each of December 21, 2018, 2019, and 2020, respectively.
(4)	Each of these options vested ratably over a 2-year period, or 208 shares per month. These options will be fully vested on November 26, 2021.
(5)	Each of these stock awards vests on the first to occur of the following: (i) a change in control or (ii) a material discovery of a mineral deposit by the Company.

Compensation and Risk

The Compensation Committee believes that the Company’s compensation programs appropriately reward prudent business judgment and risk-taking over the long term. The Compensation Committee provides oversight with respect to any risks that may be created by these compensation programs. Management has evaluated the risks that are created by the Company’s compensation programs for all employees, including non-executive officers, and the Compensation Committee has reviewed this evaluation. Based on our review, we have concluded that these compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. The Audit Committee has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Audit Committee, the Company expects that the Audit Committee would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Audit Committee would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Described below are any transactions during the fiscal years ended April 30, 2020 and 2019 and any currently proposed transactions to which the Company was a party in which:

●	The amounts involved exceeded, or will exceed, the lower of either $120,000 or 1% of the average of our total assets at the year-end for the last two completed fiscal years; and

●	any related person had or will have a direct or indirect material interest.

Apart from any transactions disclosed herein and the agreements with our executive officers as disclosed under “Executive Officers—Narrative Disclosure to Summary Compensation Table”, no such transaction was entered into with any related person during the last two fiscal years. Such transactions were entered into and will be entered into only if found to be in our best interest and approved in accordance with our Code of Ethics, which is available on our website

For the fiscal year ended April 30, 2020, we entered into the following transactions.

●	Accounts payable to related parties as of April 30, 2020 was $3,459 and was reflected as accounts payable – related party in our Annual Report. The related party to which accounts were payable as of April 30, 2020 was Ted Sharp, our Chief Financial Officer, who was owed a total of $3,459 (includes $2,700 payable in shares of common stock) for his services as Chief Financial Officer of the Company. The amounts payable in shares of common stock were fully vested at the date of issuance.

●	On April 16, 2019, we entered into a one-year consulting agreement (the “Consulting Agreement”) with Ryan Zinke, a director, to provide services related to investor and strategic introductions to potential industry partners and assistance with governmental relations. In consideration for the services, Mr. Zinke will be paid $3,750 per month in cash, for a total of $45,000, and shares of our common stock with a value of $45,000. We paid a total of $90,000 in cash and shares for consulting fees to Mr. Zinke during the year ended April 30, 2020.

For the fiscal year ended April 30, 2019, we entered into the following transactions.

●	Accounts payable to related party as of April 30, 2019 was $42,539, and was reflected as accounts payable—related party in our Annual Report. The related parties are David Mathewson, our former Vice President-Head of Exploration, who was owed $12,500 payable in shares of common stock and Ted Sharp, our Chief Financial Officer, who was owed a total of $30,039 (includes $14,403 payable in shares of common stock) at April 30, 2019 [for their services to the Company].

●	John Braca, our director, provided consulting services to us and was paid total consulting fees in the amount of $12,500 during the year ended April 30, 2019.

●	Pursuant to the Consulting Agreement, we issued 45,923 shares of our common stock to Mr. Zinke in April 2019.

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PROPOSAL 4: PLAN AMENDMENT PROPOSAL

The Board of Directors is seeking the approval of our stockholders of an amendment to the U.S. Gold Corp. 2020 Stock Plan, which was adopted by the Board of Directors on August 31, 2020, subject to stockholder approval with respect to the common stock authorized for issuance under the 2020 Stock Plan (the “Amendment”). The 2020 Stock Plan was originally approved by the Board of Directors on August 6, 2019 and became effective upon its approval by our stockholders on September 18, 2019 (the “Effective Date”).

Under the 2020 Stock Plan, we originally reserved a total of 3,307,104 shares of the Company’s common stock, plus shares of our common stock covered by Prior Plan Awards (defined below), for issuance as awards to key employees, officers, consultants, independent contractors, and non-employee directors of the Company and its affiliates. On March 17, 2020, the Company effected a 1-for-10 reverse stock split of its issued and outstanding shares of common stock such that, after giving effect to the reverse stock split and other adjustments, there were 330,710 shares of the Company’s common stock, plus shares covered by Prior Plan Awards, reserved for issuance under the 2020 Stock Plan. As of August 25, 2020, there were 4 shares remaining available for future issuance of awards under the 2020 Stock Plan. “Prior Plan Awards” means awards granted under the U.S. Gold Corp. 2017 Equity Incentive Plan (the “Prior Stock Plan”) that are not purchased by the participant, are forfeited or are reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such award after the Effective Date.

We believe that operation of the 2020 Stock Plan is a necessary and powerful tool in enabling us to attract and retain the services of key employees, officers, consultants, independent contractors, and non-employee directors of the Company and its affiliates. The 2020 Stock Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such individuals to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2020 Stock Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees, officers, consultants, independent contractors, and non-employee directors of the Company and its affiliates. However, we believe there is an insufficient number of shares remaining under our 2020 Stock Plan to meet our current and projected needs. Accordingly, it is the judgment of the Board of Directors that adopting the Amendment is in the best interest of the Company and its stockholders. We believe that the Amendment, which increases the number of shares of common stock available for issuance pursuant to awards under the 2020 Stock Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels in the future.

A copy of the Amendment and the 2020 Stock Plan are included as Annex A and Annex B, respectively, to this proxy statement. Described below is a summary of certain key provisions of the 2020 Stock Plan, which is qualified in its entirety by reference to the full text of the 2020 Stock Plan.

Summary of the Proposed Amendment

The Board of Directors adopted the Amendment on August 31, 2020, subject to stockholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the 2020 Stock Plan by 836,385 shares, to a total of 1,167,095 shares of our common stock, plus any shares covered by Prior Plan Awards.

Key Features of the 2020 Stock Plan

The following features of the 2020 Stock Plan reflect certain equity incentive plan “best practices” intended to protect the interests of our stockholders:

●	Limitation on Shares Available for Award. The aggregate number of shares that may be issued under all stock-based awards made under the 2020 Stock Plan will be (on a post-split basis): the sum of (i) 330,710 shares and (ii) any shares subject to an outstanding award under the Prior Stock Plan that, after the Effective Date, are not purchased, are forfeited or are reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such award (“Prior Plan Awards”). If the Amendment is approved, the total number of shares that may be issued pursuant to awards under the 2020 Stock Plan will be increased by 836,385 shares, for a total of 1,167,095 shares, plus any shares subject to Prior Plan Awards.

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●	Limit on Shares Issued. The aggregate number of shares (on a post-split basis) of the Company’s common stock that may be issued to any employee or officer in a calendar year under the 2020 Stock Plan is 50,000 shares and, in the case of a consultant, independent contractor or advisor, is 25,000 shares. No non-employee director may be granted awards denominated in shares the value of which in the aggregate exceeds $100,000 in any calendar year.
●	No Evergreen Provision. The 2020 Stock Plan does not contain an “evergreen” provision that will automatically increase the number of shares of our common stock authorized for issuance under the 2020 Stock Plan.
●	No Liberal Share “Recycling.” The 2020 Stock Plan provides that any shares: (i) surrendered to pay the exercise price of an option; (ii) withheld by the Company or tendered to satisfy tax withholding obligations with respect to any award; (iii) covered by a stock-settled stock appreciation right that are not issued upon exercise; or (iv) repurchased by the Company using option proceeds will not be added back (“recycled”) to the 2020 Stock Plan.
●	No Discounted Stock Options or Stock Appreciation Rights. Stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant.
●	No Repricing of Stock Options or Stock Appreciation Rights. The 2020 Stock Plan prohibits the repricing of stock options and stock appreciation rights (including a prohibition on the repurchase of “underwater” stock options or stock appreciation rights for cash or other securities).
●	No Dividend Equivalents Paid on Unvested Awards. The 2020 Stock Plan prohibits the payment of dividend equivalents on awards until those awards are earned and vested. In addition, the 2020 Stock Plan prohibits the granting of dividend equivalents with respect to stock options, stock appreciation rights, or an award the value of which is based solely on an increase in the value of the Company’s common stock after the grant of awards.
●	Awards Subject to Forfeiture. Awards under the 2020 Stock Plan will be subject to any forfeiture and penalty conditions determined by the Committee (defined below) and as set forth in the 2020 Stock Plan or the applicable award agreement.
●	Minimum Vesting Period. A maximum of 5% of the aggregate number of shares available for issuance under the 2020 Stock Plan may be issued with a vesting period of less than one year following the date of grant.
●	Independent Committee Administration. The 2020 Stock Plan will be administered by a committee of the Board of Directors comprised entirely of independent directors (determined in accordance with Rule 16b-3 under the Exchange Act).

Description of the 2020 Stock Incentive Plan

Purpose. The purpose of the 2020 Stock Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining key employees, officers, consultants, independent contractors, and non-employee directors capable of assuring the future success of the Company; to provide such persons with opportunities for stock ownership in the Company; and to offer such persons incentives to put forth their maximum effort for the success of the Company’s business.

Effective Date and Expiration. The 2020 Stock Plan was adopted by the Board of Directors on August 6, 2019 and became effective upon stockholder approval of the 2020 Stock Plan on the Effective Date. The 2020 Stock Plan will continue in effect for a term of ten years from the Effective Date, unless earlier terminated by the Board of Directors.

Administration. The 2020 Stock Plan will be administered by the Compensation Committee of the Board of Directors, or such other committee designated by it to administer the 2020 Stock Plan (the “Committee”), which will have full power and authority to determine when and to whom awards will be granted as well as the type, amount, and other terms and conditions of each award, consistent with the provisions of the 2020 Stock Plan. Subject to the provisions of the 2020 Stock Plan, the Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Committee will have authority to interpret and administer the 2020 Stock Plan and any instrument or agreement relating to the 2020 Stock Plan, including, without limitation, award agreements, and to establish, amend, suspend, or waive rules and regulations and appoint such agents as deemed necessary or desirable for the administration of the 2020 Stock Plan. Unless otherwise expressly provided in the 2020 Stock Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2020 Stock Plan, any award, and any award agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons. The Committee may delegate certain of its powers under the 2020 Stock Plan to one or more officers of the Company, provided that such delegated officers will not be permitted to grant awards to any members of the Board of Directors or executive officers who are subject to Section 16 of the Exchange Act.

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Eligibility. Any employee, officer, consultant, independent contractor, or non-employee director providing services to the Company or an affiliate, or any person to whom an offer of employment or engagement has been made, whose judgment, initiative, and efforts contributed to or may be expected to contribute to the successful performance of the Company, is eligible to receive an award under the 2020 Stock Plan, provided that any awards granted to a prospective employee, officer, consultant, independent contractor, or non-employee director shall not be effective unless and until such individual commences employment with or service to the Company or an affiliate. As of August 25, 2020, there were approximately 4 employees and officers, 5 consultants and independent contractors, and 5 non-employee directors who would be eligible for awards under the 2020 Stock Plan.

Shares Available for Awards. The aggregate number of shares that may be issued under all stock-based awards made under the 2020 Stock Plan will be (on a post-split basis and subject to certain adjustments): the sum of (i) 330,710 shares and (ii) any shares subject to any outstanding Prior Plan Awards that, after the Effective Date, are not purchased, are forfeited or are reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such award. In general, if an award entitles a participant to receive or purchase shares, the number of shares covered by such award will be counted on the date of grant against the aggregate number of shares available under the 2020 Stock Plan. If, after the Effective Date, awards under the Prior Stock Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards will become available for issuance under the 2020 Stock Plan in accordance with its share counting provisions. However, under such share counting provisions, the following shares will not again be available for issuance under the 2020 Stock Plan: (i) shares unissued due to a “net exercise” of a stock option; (ii) any shares withheld or shares tendered to satisfy tax withholding obligations under any award; (iii) shares covered by a stock-settled stock appreciation right that are not issued upon exercise; and (iv) shares repurchased using stock option exercise proceeds.

Certain awards under the 2020 Stock Plan are subject to limitations. No employee or officer may be granted awards under the 2020 Stock Plan covering (on a post-split basis) more than 50,000 shares of our common stock in any calendar year, and no consultant, independent contractor, or advisor may be granted awards under the 2020 Stock Plan covering (on a post-split basis) more than 25,000 shares of our common stock in any calendar year.

Type of Awards and Terms and Conditions. The 2020 Stock Plan provides that the Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions, and provisions as the Committee may determine to be necessary or desirable:

●	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, referred to herein as “options”);

●	stock appreciation rights (“SARs”);

●	restricted stock;

●	restricted stock units;

●	dividend equivalents; and

●	other stock-based awards.

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1.	Options and SARs. The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee and set forth in the applicable award agreement. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. The Committee has the discretion to determine when and under what circumstances an option or SAR will vest as well as whether such vesting provisions may be modified or accelerated.

Exercise Price. The exercise price per share of an option will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option is granted in substitution for an option previously granted by a merged or acquired entity. The Committee has the discretion to determine the exercise price and other terms applicable to SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such SAR is granted in substitution for a SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as defined in the 2020 Stock Plan.

Exercise. The Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise or by payment to the Company of cash, shares of common stock, or other securities or property (or any combination thereof) having a fair market value on the exercise date equal to the applicable exercise price. The Committee is not authorized under the 2020 Stock Plan to accept a promissory note in satisfaction of the exercise price.

Expiration. Options and SARs will expire at such time as the Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except in the case of an ISO held by a participant who, at the time the ISO was granted, owns (determined in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) more than 10% of the combined voting power of all classes of stock of the Company and its affiliates (a “Greater than 10% Stockholder”), the option may not be exercised more than five years from the date of grant.

Special Limitation on ISOs. ISOs may only be granted to employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations). In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a Greater than 10% Stockholder unless the exercise price per share of common stock subject to such ISO is at least 110% of the fair market value per share on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Code as ISOs to the extent that either: (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000; or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after a participant’s termination of employment (or such other period of time provided in Section 422 of the Code).

2.	Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee and as set forth in the applicable award agreement. The holder of restricted stock units will have the right, subject to restrictions imposed by the Committee and set forth in the applicable award agreement, to receive shares of our common stock at some future date determined by the Committee. The grant, issuance, retention, vesting, and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Committee and as set forth in the applicable award agreement. The Committee will have the right to make the timing of the grant or issuance, ability to retain, vesting, and/or settlement of restricted stock or restricted stock units subject to completion of a minimum period of service, achievement of one or more performance goals, or a combination of both as deemed appropriate by the Committee.

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3.	Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities, or other property as determined by the Committee) equivalent to the amount of cash dividends paid by the Company to stockholders with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee and set forth in the applicable award agreement, but the Committee may not: (i) grant dividend equivalents in connection with options, SARs, or other awards the value of which is based solely on an increase in the value of our shares after the applicable date of grant; or (ii) pay a dividend equivalent with respect to a share underlying an award prior to the date on which all conditions or restrictions on such shares have been satisfied or lapsed.

4.	Other Stock-Based Awards. The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Committee and set forth in the applicable award agreement. No such stock-based awards will contain a purchase right or an option-like exercise feature.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date or dates subsequent to its date of grant or until the occurrence of one or more specified events, subject in any case, to the terms of the 2020 Stock Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested. Notwithstanding the forgoing, a maximum of 5% of the aggregate number of shares available for issuance under the 2020 Stock Plan may vest or be exercised earlier than the first anniversary of an award’s date of grant.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period.

Except as otherwise provided by the Committee, no award or other right or interest of a participant under the 2020 Stock Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any of its affiliates. If a transfer is allowed by the Committee to family members (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the applicable Form S-8 rules. The Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

Recoupment for Restatements. The Company may recoup all or any portion of any shares of our common stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback or similar recoupment policy as may be in effect from time to time.

Effect of Corporate Transaction. Awards under the 2020 Stock Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, spin-off, combination, split-up, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares or other securities of the Company, or any other similar corporate transaction or event involving the Company. In the event of such a corporate transaction, the Committee or the Board of Directors may provide for any of the following to be effective upon the occurrence of the event (or effective immediately prior to the consummation of such event, provided the event is consummated):

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●	termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Committee or Board of Directors determines that no amount is realizable under the award as of the time of the transaction;

●	replacement of any award with other rights or property selected by the Committee or the Board of Directors, in its sole discretion;

●	the assumption of any award by the successor or surviving entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity with appropriate adjustments as to the number and kind of shares and exercise or purchase prices;

●	the acceleration of vesting or the waiver of restrictions applicable to outstanding awards, notwithstanding anything to the contrary in the applicable award agreement; or

●	require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Termination and Amendment. The Board of Directors may, from time to time, amend, suspend, or terminate the 2020 Stock Plan. No amendment or modification of the 2020 Stock Plan may be made that would adversely affect any outstanding awards without the consent of the participant or the current holder of such awards. Amendments of the 2020 Stock Plan must be approved by the stockholders if required under the listing requirements of NASDAQ or any other securities exchange applicable to the Company or if the amendment would: (i) increase the number of shares authorized under the 2020 Stock Plan; (ii) permit a repricing of options or SARs; (iii) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant; (iv) increase the maximum term of options or SARs; or (v) increase the annual per-participant share limits under the 2020 Stock Plan.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2020 Stock Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus (i) an interest charge at the then-current underpayment rate plus 1% and (ii) a 20% penalty tax. Certain stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

ISOs. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, he or she also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 in value will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

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The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis in the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s taxable income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the ISO, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make a timely election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain or loss depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

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Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an individual receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then-current fair market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received.

Other Awards. In the case of an award of restricted stock units, dividend equivalents, or other stock-based awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the 2020 Stock Plan, as applicable, is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our affiliates) will have the right to require, as a condition to delivery of any certificate for shares of our common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in any shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31st of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will also be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2020 Stock Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a corresponding compensation deduction.

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The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2020 Stock Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign, and any other tax consequences to them by participating in the 2020 Stock Plan.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2020 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISION OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Interest of Directors and Executive Officers.

All members of the Board of Directors and all of our executive officers are eligible for awards under the 2020 Stock Plan and, thus, have a personal interest in the approval of the 2020 Stock Plan.

New Plan Benefits

With respect to the increased number of shares reserved under the 2020 Stock Plan pursuant to the Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible Participants under the 2020 Stock Plan because the grant of awards and terms of such awards are to be determined in the discretion of the Compensation Committee.

The market value of our common stock is $[ ] per share based on the closing price of our common stock on [ ], 2020.

Vote Required

The affirmative vote of a majority of the votes cast for or against the proposal is required for the approval of the Amendment. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PLAN AMENDMENT PROPOSAL.

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PROPOSAL 5: AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed Marcum LLP (“Marcum”), independent public accountant, to audit our financial statements for the fiscal year ending April 30, 2021. A representative of Marcum will attend telephonically at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The Audit Committee retained Marcum as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending April 30, 2020.

On October 28, 2019, we dismissed KBL, LLC (“KBL”) as our independent registered public accounting firm. KBL’s report on the consolidated financial statements for the fiscal year ended April 30, 2019, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the consolidated financial statements of the Company for the fiscal year ended April 30, 2019 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern. For the Company’s fiscal year ended April 30, 2019 and the subsequent interim period as of October 28, 2019, (i) there were no disagreements with KBL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBL, would have caused KBL to make reference to the subject matter of the disagreements in its report on the Company’s financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

On October 28, 2019, we engaged Marcum, the Company’s previous independent registered public accounting firm, as the Company’s new independent registered public accounting firm for its current financial year ending April 30, 2020, effective October 28, 2019. Marcum previously served as the Company’s independent registered public accounting firm until the Company’s dismissal of Marcum on August 3, 2018, as disclosed below. Following Marcum’s dismissal on August 3, 2018 through the subsequent period as of October 28, 2019, neither the Company nor anyone acting on its behalf has consulted with Marcum regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K. KBL’s dismissal and Marcum’s appointment was disclosed on Form 8-K filed by us on October 30, 2019.

On August 3, 2018, we dismissed Marcum as our independent registered public accounting firm. On October 28, 2019, we reappointed Marcum as our independent registered public accounting firm. The report of Marcum on our financial statements for the fiscal years ended April 30, 2020 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the consolidated financial statements of the Company for the fiscal year ended April 30, 2020 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern. From May 1, 2018 to August 3, 2018 and the subsequent interim period from October 28, 2019, there were no disagreements as defined in Item 304 of Regulation S-K with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

On August 3, 2018, we engaged KBL, an independent registered public accounting firm which is registered with as our independent registered public accounting firm. From May 1, 2018 to August 3, 2018 and the subsequent interim period from October 28, 2019, neither we nor anyone on our behalf consulted KBL regarding either: (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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The following table sets forth the aggregate fees billed to the Company for the last two fiscal years by the Company’s independent accounting firms KBL and Marcum:

	2020	2019
Audit Fees (1)	$97,490	$103,694
Audit-related fees (2)	-	12,013
Tax fees(3)	-	-
All Other Fees(4)	-	-
Total fees	$97,490	$115,707

(1) Audit Fees: Audit fees paid to KBL and Marcum and for professional services associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, statutory and subsidiary audits required in certain locations, consultations concerning financial accounting and reporting standards, and regulatory filings.

(2) Audit-related fees: For assurance and related services that were reasonably related to the performance of the audit or review of financial statements and not reported under “Audit Fees”.

(3) Tax Fees: Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

(4) Other Fees: Consist of fees for product and services other than the services reported above.

Audit Committee Pre-approval Policies and Procedures

Our Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, which is available on our website at www.usgoldcorp.gold. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2020, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2020 with management and Marcum, our independent public accountant;

●	discussed with Marcum the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from Marcum regarding its independence as required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee and the Audit Committee further discussed with Marcum its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

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No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of Marcum as our independent public accountant, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for or against this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for or against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Marcum as the Company’s independent public accountant for the fiscal year ending April 30, 2021, the Audit Committee of the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

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ANNEX A

First Amendment to the

U.S. Gold Corp. 2020 Stock Incentive Plan

This First Amendment to the U.S. gold corp. 2020 Stock Incentive Plan (this “Amendment”), dated as of August __, 2020, is made and entered into by U.S. Gold Corp., a Nevada corporation (the “Company”), subject to approval by the Company’s stockholders. Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the U.S. Gold Corp. 2020 Stock Incentive Plan (the “Incentive Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Incentive Plan in order to attract and retain the services of key employees, officers, consultants, independent contractors, and non-employee directors of the Company and its Affiliates;

WHEREAS, Section 7(a) of the Incentive Plan permits the Board to amend, suspend, or terminate the Incentive Plan at any time;

WHEREAS, upon the adoption of the Incentive Plan, subject to adjustment, the Company reserved a total of 3,307,104 of its Shares, plus Shares subject to outstanding awards under the Prior Stock Plan that are not purchased or are forfeited or reacquired by the Company after the effective date of the Incentive Plan (collectively, the “Prior Plan Awards”), to be issued pursuant to Awards under the Incentive Plan;

WHEREAS, on March 17, 2020, the Company effected a 1-for-10 reverse stock split of its issued and outstanding Shares such that, after giving effect to the reverse stock split and other adjustments, there were 330,710 Shares, plus Shares covered by Prior Plan Awards, reserved for issuance under the Incentive Plan;

WHEREAS, the Board deems it to be in the best interest of stockholders to remove the annual limitations for awards granted to employees, officers, consultants and directors under the Incentive Plan.

WHEREAS, the Board desires to amend the Incentive Plan to increase the aggregate number of Shares that are reserved and may be issued pursuant to Awards under the Incentive Plan by an additional 836,385 Shares, for an aggregate maximum total of 1,167,095 Shares, plus Shares covered by Prior Plan Awards, reserved for issuance under the Incentive Plan (on a post-split basis) and to remove the annual limitations for awards granted to employees, officers, consultants and directors under the Incentive Plan; and

WHEREAS, as of the date hereof, the Board resolved that this Amendment be adopted and that the Incentive Plan be amended as set forth herein.

NOW, THEREFORE, in accordance with Section 7(a) of the Incentive Plan, and subject to the approval of the Company’s stockholders with respect to Section 4(a)(i), the Company hereby amends the Incentive Plan, effective as of the date hereof, as follows:

1. Subsection 4(a)(i) of the Incentive Plan is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following new Subsection 4(a)(i):

(i) 1,167,095, plus

2. Subsection 4(d) of the Incentive Plan is amended and restated in its entirety to read:

(d) Reserved.

3. Subsection 4(e) of the Incentive Plan is amended and restated in its entirety to read:

(e) Reserved.

4. Except as expressly amended by this Amendment, the Incentive Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * * * *

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IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

U.S. Gold Corp.

By:
Name:
Title:

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Annex B

U.S. Gold Corp. 2020 Stock Incentive Plan

Section 1.	Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of assuring the future success of the Company, to provide such persons with opportunities for stock ownership in the Company and to offer such persons other incentives to put forth maximum efforts for the success of the Company’s business.

Section 2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)       “Affiliate” shall mean: (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company; and (ii) any entity in which the Company has a significant equity interest.

(b)       “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c)       “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)       “Board” shall mean the Board of Directors of the Company.

(e)       “Change in Control” shall mean the consummation of one of the following events:

(A)       any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(B)       the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(C)       a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either: (A) are Directors as of the effective date of the Plan; or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(D)       the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(f)       “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

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(g)       “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(h)       “Company” shall mean U.S. Gold Corp., a Nevada corporation, and any successor corporation.

(i)       “Director” shall mean a member of the Board.

(j)       “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(k)       “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor, or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(l)       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)       “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the NASDAQ Capital Market on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.

(n)       “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o)       “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p)       “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(q)       “Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.

(r)       “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)       “Plan” shall mean this U.S. Gold Corp. 2020 Stock Incentive Plan, as amended from time to time.

(t)       “Prior Stock Plan” shall mean the U.S. Gold Corp. 2017 Equity Incentive Plan, as amended from time to time.

(u)       “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(v)       “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(w)       “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(x)       “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(y)       “Securities Act” shall mean the Securities Act of 1933, as amended.

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(z)       “Shares” shall mean shares of common stock, $0.001 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(aa)     “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(bb)    “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.	Administration

(a)           Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

(i)       designate Participants;

(ii)      determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)        determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award;

(iv)        determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award;

(v)        amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 6 and Section 7;

(vi)        accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations under Section 6 and Section 7;

(vii)        determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (but excluding promissory notes), or canceled, forfeited or suspended;

(viii)        determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A and Section 6;

(ix)        interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(x)        establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(xi)        make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xii)        adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions.

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Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)       Delegation. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of applicable law and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

(c)       Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or applicable corporate law.

Section 4.	Shares Available for Awards

(a)       Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:

(i)       3,307,104, plus

(ii)       any Shares subject to any outstanding award under the Prior Stock Plan that, after the effective date of the Plan, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award, subject to the share counting provisions of Section 4(b) below. (On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.)

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the number of any recycled Shares from the Prior Stock Plan that are added to the aggregate reserve under paragraph (ii) above, the number of Shares added shall be determined in accordance with the Share counting rules described in this Plan (and not the Prior Stock Plan under which the related Share award was issued).

(b)       Counting Shares. Except as set forth below in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)       Shares Added Back to Reserve. Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

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(ii)       Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in Section 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)       Cash Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)       Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)       Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards; (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards; (iii) the purchase price or exercise price with respect to any Award; and (iv) the limitations contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be rounded down to the nearest whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)       Annual Limitations for Awards Granted to Employees, Officers and Consultants. No Eligible Person who is an employee or officer may be granted any Award or Awards for more than 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. No Eligible Person who is a consultant, independent contractor or advisor may be granted any Award or Awards for more than 250,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(e)       Annual Limitation for Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $100,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.	Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

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Section 6.	Awards

(a)       Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)       Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one-hundred (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)       Option Term. The term of each Option shall be fixed by the Committee at the time of grant but shall not be longer than ten (10) years from the date of grant. Notwithstanding the foregoing, if an Eligible Person’s service with the Company and all Affiliates terminates for any reason during the term, then the Eligible Person’s Option shall expire on the earliest of the following dates: (A) the Option’s term expiry date fixed by the Committee in the Award Agreement at the date of grant; (B) the 180th day after the termination of the Eligible Person’s service for any reason (including death or disability), or (C) any earlier date as the Committee may determine and specify in the Award Agreement at the date of grant.

(iii)       Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)       Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)       Net Exercises. The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)       Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)       The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)       All Incentive Stock Options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)       Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

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(D)       The purchase price per Share for an Incentive Stock Option shall be not less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one-hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)       Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)       Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of: (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one-hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)       Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)       Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a minimum period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii)       Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

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(d)       Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing: (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award; and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying an Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied or lapsed.

(e)       Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(e) shall contain a purchase right or an option-like exercise feature.

(f)       Additional Terms and Limitations.

(i)       Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)       Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)       Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(iv)       Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award, other than a fully vested and unrestricted Share, to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)       Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

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(vi)       Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)       Minimum Vesting. Except as provided in this paragraph below, no Award shall be granted with terms providing for any right of exercise or a lapse of any vesting obligations earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance-based objectives, exercise and vesting restrictions cannot lapse earlier than the one-year anniversary measured from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan may be issued as Awards that do not comply with the applicable one-year minimum exercise and vesting requirements set forth above. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Sections 4(a) and 4(b) of the Plan apply. Nothing in this Section 6 shall limit the authority of the Committee to provide for the acceleration of the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).

(viii)       Acceleration of Vesting or Exercisability. No Award Agreement shall, by operation of its terms, accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company unless such transaction constitutes a Change in Control and unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) the Change in Control.

(ix)       Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that: (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations; or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six (6) months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

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Section 7.	Amendment and Termination; Corrections

(a)       Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)       amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)       amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or, subject to the limitations in Section 6(f)(viii), otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)       make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)       amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(I)       require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Capital Market or any other securities exchange that are applicable to the Company;

(II)       increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III)       permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;

(IV)       permit the award of Options or Stock Appreciation Rights at a price less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(V)       increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b); or

(VI)       increase the number of shares subject to the limitations contained in Section 4(d) of the Plan.

(b)       Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion but subject to the limitations in Section 6(f)(viii), provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)       either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

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(ii)       that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)       that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)       that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)       Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.	Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by: (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.	General Provisions

(a)       No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)       Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. Each Award will be evidenced by an Award Agreement signed by the Participant and a representative of the Company unless the Committee expressly provides otherwise. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)       Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)       No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(d)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

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(e)       No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)       No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)       Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction, and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)       Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)       No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)       Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)       No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and unless an Award Agreement expressly provides otherwise, all fractional Shares and any rights thereto shall be canceled, terminated and otherwise eliminated without consideration.

(l)       Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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Section 10.	Clawback or Recoupment

In addition to such forfeiture and/or penalty conditions as specified in any Award Agreement, Awards under this Plan shall be subject to forfeiture or other penalties pursuant any clawback or similar recoupment policy as may be established or amended from time to time.

Section 11.	Effective Date of the Plan

The Plan was adopted by the Board on August 6, 2019. The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on September 18, 2019 and the Plan shall be effective as of the date of such stockholder approval. On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

Section 12.	Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth (10th) anniversary of the effective date of the Plan or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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This proxy is solicited on behalf of the Board of Directors

U. S. GOLD CORP.

1910 East Idaho St, Suite 102-Box 604, Elko, Nevada 89801

TEST ISSUE REF 1999 5.4375% 12/31/5

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 5:00 P.M. Eastern Time on October 26, 2020. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

CONTROL#

90.00 SHARES

The undersigned hereby appoints Edward M. Karr, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.001 par value per share, of U.S. Gold Corp. (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 8:00 a.m. (PT) on October 27, 2020, to be held virtually by visiting www.usgold.vote and following the online directions or by calling 877-407-3088 (Toll Free), and any adjournment or postponement thereof. There will not be a physical meeting location. Please see attached Notice from the Company for more details. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such Common Stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

CONTROL#

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 , 4 and 5.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

3. Election of Directors Nominees:	For	Withhold
3a. Edward M. Karr	☐	☐
3b. George Bee	☐	☐
3c. Ryan K. Zinke	☐	☐
3d. Douglas Newby	☐	☐
3e. Robert W. Schafer	☐	☐
3f. Tara Gilfillan	☐	☐

Proposal	For	Against	Abstain
4. To approve the amendment to the U.S. Gold Corp. 2020 Stock Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 823,385, to a total of 1,167,095 shares (the "Plan Amendment Proposal").	☐	☐	☐
5. Ratify the appointment of Marcum LLP to serve as the Company's independent registered public accounting firm for fiscal year April 30, 2021.	☐	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES